UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4906

Dreyfus State Municipal Bond Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	04/30
Date of reporting period:	04/30/10

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Connecticut Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, the Class A, Class B, Class C, Class I and Class Z shares of Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 8.98%, 8.31%, 8.17%, 9.27% and 9.11%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Connecticut, achieved a total return of 8.85% for the same period.2

Municipal bonds generally rallied over the reporting period amid a sustained economic recovery, mending credit markets and robust demand for a limited supply of tax-exempt securities. Returns for the fund’s Class A, Class I and Class Z shares were higher than its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. Unemployment rates have remained stubbornly high despite an increase in manufacturing activity and an apparent bottoming of housing prices. In addition, many states and municipalities have continued to confront lower-than-projected tax revenues and intensifying demand for government services. Connecticut was no exception to the difficult fiscal environment. Because its economy relies heavily on the troubled financial services sector, Connecticut ranked among the more severely affected states during the reporting period.

Despite these developments, municipal bonds generally rallied over the reporting period as the recovering economy bolstered market sentiment. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors reached for higher levels of current income in a low interest-rate environment.

In this environment, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds, while higher-quality securities generally lagged market averages.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its core holdings of seasoned municipal bonds, which carried higher yields than are available from comparable investments in today’s marketplace.The fund’s holdings of lower-rated securities fared particularly well, including bonds issued to finance health care facilities. In contrast, its position in escrowed

4

bonds, for which money has been set aside for early redemption, lagged market averages as investors favored riskier, higher yielding investments. When making new purchases, we focused primarily on higher-quality bonds backed by revenues from essential services such as airports, highways, water facilities and sewer facilities. Conversely, we found fewer opportunities among bonds backed by general tax revenues.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Class Z and Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares. Performance for Class I and Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Connecticut municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/10

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	5/28/87	4.04%	2.60%	4.42%	—
without sales charge	5/28/87	8.98%	3.54%	4.90%	—
Class B shares
with applicable redemption charge †	1/15/93	4.31%	2.62%	4.58%	—
without redemption	1/15/93	8.31%	2.96%	4.58%	—
Class C shares
with applicable redemption charge ††	8/15/95	7.17%	2.76%	4.11%	—
without redemption	8/15/95	8.17%	2.76%	4.11%	—
Class I shares	12/15/08	9.27%	3.62%†††	4.94%†††	—
Class Z shares	5/30/07	9.11%	—	—	4.11%
Barclays Capital
Municipal Bond Index††††	5/31/07	8.85%	4.51%	5.77%	5.15%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 12/15/08 (the inception date for Class I shares).
††††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of the month end 5/31/07 is used as the beginning value on 5/30/07 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.58	$ 8.04	$ 8.39	$ 3.47	$ 3.27
Ending value (after expenses)	$1,029.60	$1,026.30	$1,025.80	$1,030.10	$1,029.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.56	$ 8.00	$ 8.35	$ 3.46	$ 3.26
Ending value (after expenses)	$1,020.28	$1,016.86	$1,016.51	$1,021.37	$1,021.57

Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.60% for Class B, 1.67% for Class C, .69% for Class I and .65% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.8%	Rate (%)	Date	Amount ($)	Value ($)
Connecticut—71.9%
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.25	10/1/13	5,530,000	5,710,444
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.25	10/1/16	4,470,000	4,568,295
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.25	10/1/17	2,275,000	2,318,544
Connecticut,
GO	5.25	12/15/10	2,550,000	2,629,687
Connecticut,
GO	5.00	12/15/22	4,855,000	5,344,190
Connecticut,
GO	5.00	4/15/24	2,500,000	2,772,950
Connecticut,
GO	5.00	11/1/27	2,000,000	2,195,080
Connecticut,
GO	5.00	11/1/28	3,000,000	3,274,290
Connecticut,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	10/15/21	3,500,000	3,803,240
Connecticut,
GO (Prerefunded)	5.13	11/15/11	1,500,000 [a]	1,603,875
Connecticut,
Special Tax Obligation
(Transportation
Infrastructure Purposes)	7.13	6/1/10	1,225,000	1,232,105
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; AMBAC)	5.25	7/1/19	3,395,000	3,954,394

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; Assured
Guaranty Municipal Corp.)	5.50	11/1/12	4,180,000	4,656,227
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; Assured
Guaranty Municipal Corp.)	5.38	7/1/20	2,000,000	2,164,540
Connecticut Development Authority,
Airport Facility Revenue
(Learjet Inc. Project)	7.95	4/1/26	2,300,000	2,489,405
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/11	1,765,000	1,820,280
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/18	2,300,000	2,299,908
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.75	12/1/23	1,000,000	997,140
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.85	9/1/28	6,200,000	6,258,094
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	4,445,000	4,474,515
Connecticut Development Authority,
PCR (The United Illuminating
Company Project)	5.75	2/1/12	1,250,000	1,312,562
Connecticut Development Authority,
Revenue (Duncaster Project)
(Insured; Radian)	5.50	8/1/11	1,645,000	1,682,736
Connecticut Development Authority,
Solid Waste Disposal Facility
Revenue (PSEG Power LLC Project)	5.75	11/1/37	7,000,000	7,017,710

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Development Authority,
Water Facilities Revenue (Aquarion
Water Company of Connecticut
Project) (Insured; XLCA)	5.10	9/1/37	6,250,000	5,613,875
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic
Company Project)	6.15	4/1/35	1,000,000	1,002,940
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic Company
Project) (Insured; AMBAC)	6.15	4/1/35	2,750,000	2,758,085
Connecticut Health and Educational
Facilities Authority, Revenue
(Ascension Health Senior
Credit Group)	5.00	11/15/40	14,000,000	14,439,180
Connecticut Health and Educational
Facilities Authority, Revenue
(Danbury Hospital Issue)
(Insured; AMBAC)	5.75	7/1/29	3,000,000	3,002,400
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/25	1,340,000	1,427,716
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/27	1,420,000	1,499,307
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/34	4,000,000	4,110,440
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/35	2,000,000	2,044,680
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/40	1,000,000	1,019,100
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Academy Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	3/1/32	10,880,000	13,115,296

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Griffin Hospital Issue)
(Insured; Radian)	5.00	7/1/23	1,280,000	1,218,189
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue) (Insured; Radian)	5.25	7/1/32	3,500,000	3,113,495
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Insured; AMBAC)	5.25	7/1/28	1,760,000	2,042,075
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Prerefunded)	5.25	7/1/11	3,000,000 [a]	3,198,510
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Prerefunded)	5.50	7/1/11	2,150,000 [a]	2,298,522
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.75	7/1/33	5,000,000	5,469,450
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/37	2,000,000	2,066,220
Connecticut Health and Educational
Facilities Authority, Revenue
(Salisbury School Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/33	5,000,000	5,214,150
Connecticut Health and Educational
Facilities Authority, Revenue
(The William W. Backus Hospital
Issue) (Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/23	2,000,000	2,140,260

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/22	1,000,000	1,035,240
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.00	7/1/17	1,220,000	1,275,864
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.50	7/1/22	1,750,000	1,771,280
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.63	7/1/26	4,000,000	4,023,960
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.25	7/1/36	5,070,000	4,639,253
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)	5.00	7/1/35	5,000,000 [b]	5,325,900
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.00	7/1/40	5,000,000	5,321,950
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.00	7/1/42	5,000,000	5,255,350
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/31	2,500,000	2,519,625
Connecticut Higher Education
Supplemental Loan Authority,
Revenue (Family Education Loan
Program) (Insured; AMBAC)	5.63	11/15/11	330,000	337,643

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; National Public
Finance Guarantee Corp.)	4.50	11/15/20	1,740,000	1,707,462
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; National Public
Finance Guarantee Corp.)	4.80	11/15/22	3,330,000	3,262,035
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	4.45	5/15/14	1,000,000	1,020,380
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/21	3,190,000	3,264,263
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.05	11/15/21	4,925,000	4,986,907
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.45	11/15/29	5,805,000	5,807,090
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/35	2,475,000	2,358,378
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	11/15/36	5,000,000	5,049,500
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	5/15/38	5,790,000	5,872,913
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	6.00	11/15/38	3,785,000	4,080,873
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Insured; AMBAC)	5.10	11/15/33	2,500,000	2,510,425

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Resources Recovery
Authority, Mid-Connecticut
System Subordinated
Revenue (Prerefunded)	5.50	11/15/10	1,000,000 [a]	1,027,700
Connecticut Resources Recovery
Authority, RRR (American
Ref-Fuel Company of Southeastern
Connecticut Project)	5.50	11/15/15	1,000,000	994,610
Connecticut Resources Recovery
Authority, RRR (American
Ref-Fuel Company of Southeastern
Connecticut Project)	5.50	11/15/15	3,250,000	3,232,482
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/14	3,255,000	3,260,013
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/20	7,000,000	6,999,440
Fairfield,
GO	5.50	4/1/11	2,030,000	2,125,978
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/15/37	1,800,000	1,854,198
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/15/30	5,000,000	5,121,300
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/35	2,000,000	2,029,900
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.25	9/1/17	4,115,000	4,200,057

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Hamden,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/15/14	5,000	5,800
Hartford,
Parking System
Revenue (Prerefunded)	6.40	7/1/10	1,000,000 [a]	1,010,360
Meriden,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/16	2,090,000	2,428,726
New Britain,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/24	4,500,000	5,155,605
New Haven,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	3/1/29	1,000,000	1,056,220
South Central Connecticut Regional
Water Authority, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.25	8/1/31	2,000,000	2,123,560
Sprague,
EIR (International Paper
Company Project)	5.70	10/1/21	1,350,000	1,350,014
University of Connecticut,
GO	5.00	2/15/25	1,000,000	1,110,620
University of Connecticut,
GO	5.00	2/15/27	1,000,000	1,096,360
University of Connecticut,
GO	5.00	2/15/28	1,000,000	1,090,090
University of Connecticut,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	2/15/24	1,225,000	1,309,978
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)
(Prerefunded)	5.75	11/15/10	2,500,000 [a]	2,599,425
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)
(Prerefunded)	6.00	11/15/10	2,000,000 [a]	2,082,240

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related—24.9%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	3,000,000		2,620,890
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,000,000	[c]	451,800
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.75	7/1/10	1,500,000	[a]	1,513,740
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.75	7/1/10	1,300,000	[a]	1,311,908
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.75	7/1/10	4,000,000	[a]	4,036,640
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	6.00	7/1/10	5,000,000	[a]	5,047,900
Government of Guam,
LOR (Section 30)	5.63	12/1/29	1,000,000		1,021,870
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.20	5/15/12	795,000		862,074
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.45	5/15/16	1,445,000		1,686,431
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.00	5/15/11	55,000	[a]	57,513
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	750,000		753,953
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	6,000,000		6,279,120
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000		1,524,360
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38	2,000,000		2,103,860

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/12	2,600,000		2,787,356
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/16	3,270,000		3,569,238
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/13	8,000,000		8,688,720
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/14	4,925,000		5,345,201
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	5.65	7/1/15	3,000,000		3,312,270
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/15	2,000,000		2,241,080
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	3,000,000		3,044,670
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.25	7/1/10	8,000,000	[a]	8,147,760
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Prerefunded)	5.50	7/1/16	5,000,000	[a]	5,954,800
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/13	3,615,000		3,842,203
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/33	7,750,000		7,864,080

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	5,500,000	[c]	1,022,395
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,500,000		1,552,245
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	3,450,000		3,742,664
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	5.63	10/1/10	150,000		152,688
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	6.38	10/1/19	5,000,000		5,091,150
Total Long-Term Municipal Investments
(cost $361,044,734)					371,695,647

Short-Term Municipal
Investment—1.4%
Connecticut;
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)
(cost $5,200,000)	0.21	5/1/10	5,200,000	[d]	5,200,000

Total Investments (cost $366,244,734)			98.2%		376,895,647

Cash and Receivables (Net)			1.8%		7,058,126

Net Assets			100.0%		383,953,773

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate demand note—rate shown is the interest rate in effect at April 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	43.3
AA		Aa		AA	13.7
A		A		A	14.8
BBB		Baa		BBB	17.9
BB		Ba		BB	2.0
F1		MIG1/P1		SP1/A1	1.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	6.9
					100.0

†	Based on total investments.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			366,244,734		376,895,647
Cash					7,004,222
Interest receivable					5,691,960
Receivable for shares of Beneficial Interest subscribed					259,289
Prepaid expenses					27,312
					389,878,430
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					274,530
Payable for investment securities purchased					5,284,500
Payable for shares of Beneficial Interest redeemed					300,927
Accrued expenses					64,700
					5,924,657
Net Assets ($)					383,953,773
Composition of Net Assets ($):
Paid-in capital					376,459,249
Accumulated net realized gain (loss) on investments					(3,156,389)
Accumulated net unrealized appreciation
(depreciation) on investments					10,650,913
Net Assets ($)					383,953,773

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	246,190,413	1,128,265	18,466,104	5,441,127	112,727,864
Shares Outstanding	21,083,220	96,674	1,583,953	466,029	9,656,005
Net Asset Value
Per Share ($)	11.68	11.67	11.66	11.68	11.67

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	18,654,919
Expenses:
Management fee—Note 3(a)	2,061,539
Shareholder servicing costs—Note 3(c)	898,599
Distribution fees—Note 3(b)	135,939
Custodian fees—Note 3(c)	45,928
Professional fees	42,505
Registration fees	42,039
Prospectus and shareholders’ reports	18,321
Trustees’ fees and expenses—Note 3(d)	11,956
Loan commitment fees—Note 2	8,019
Interest expense—Note 2	251
Miscellaneous	41,986
Total Expenses	3,307,082
Less—reduction in expenses due to undertaking—Note 3(a)	(412)
Less—reduction in fees due to earnings credits—Note 1(b)	(533)
Net Expenses	3,306,137
Investment Income—Net	15,348,782
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	296,423
Net unrealized appreciation (depreciation) on investments	16,479,253
Net Realized and Unrealized Gain (Loss) on Investments	16,775,676
Net Increase in Net Assets Resulting from Operations	32,124,458

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009[a]
Operations ($):
Investment income—net	15,348,782	15,661,569
Net realized gain (loss) on investments	296,423	(2,135,699)
Net unrealized appreciation
(depreciation) on investments	16,479,253	(11,718,670)
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,124,458	1,807,200
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(9,931,039)	(10,085,483)
Class B Shares	(60,216)	(171,436)
Class C Shares	(557,038)	(486,466)
Class I Shares	(33,864)	(188)
Class Z Shares	(4,703,838)	(4,871,651)
Total Dividends	(15,285,995)	(15,615,224)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,155,031	24,296,028
Class B Shares	1,409	100,216
Class C Shares	5,827,682	5,146,558
Class I Shares	5,465,379	10,000
Class Z Shares	7,350,576	5,709,725
Dividends reinvested:
Class A Shares	6,724,076	6,566,551
Class B Shares	45,207	116,344
Class C Shares	454,904	361,283
Class I Shares	10,116	—
Class Z Shares	3,469,994	3,508,351
Cost of shares redeemed:
Class A Shares	(29,852,153)	(31,975,790)
Class B Shares	(1,829,997)	(4,672,055)
Class C Shares	(3,591,851)	(2,649,986)
Class I Shares	(68,261)	—
Class Z Shares	(11,527,353)	(15,153,404)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,634,759	(8,636,179)
Total Increase (Decrease) in Net Assets	19,473,222	(22,444,203)
Net Assets ($):
Beginning of Period	364,480,551	386,924,754
End of Period	383,953,773	364,480,551

24

		Year Ended April 30,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	1,751,910	2,194,351
Shares issued for dividends reinvested	584,106	597,473
Shares redeemed	(2,592,921)	(2,950,744)
Net Increase (Decrease) in Shares Outstanding	(256,905)	(158,920)
Class Bb
Shares sold	120	9,643
Shares issued for dividends reinvested	3,943	10,546
Shares redeemed	(160,718)	(420,339)
Net Increase (Decrease) in Shares Outstanding	(156,655)	(400,150)
Class C
Shares sold	506,687	466,286
Shares issued for dividends reinvested	39,568	32,993
Shares redeemed	(312,589)	(245,261)
Net Increase (Decrease) in Shares Outstanding	233,666	254,018
Class I
Shares sold	470,043	987
Shares issued for dividends reinvested	868	—
Shares redeemed	(5,869)	—
Net Increase (Decrease) in Shares Outstanding	465,042	987
Class Z
Shares sold	639,262	520,014
Shares issued for dividends reinvested	301,561	319,081
Shares redeemed	(1,000,688)	(1,381,181)
Net Increase (Decrease) in Shares Outstanding	(59,865)	(542,086)

a	From December 15, 2008 (commencement of initial offering) to April 30, 2009 for Class I shares.
b	During the period ended April 30, 2010, 72,773 Class B shares representing $828,609, were automatically converted to 72,710 Class A shares and during the period ended April 30, 2009, 223,279 Class B shares representing $2,499,362 were automatically converted to 223,086 Class A shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.16	11.55	11.87	11.78	12.11
Investment Operations:
Investment income—net[a]	.47	.47	.48	.49	.51
Net realized and unrealized
gain (loss) on investments	.52	(.39)	(.30)	.09	(.33)
Total from Investment Operations	.99	.08	.18	.58	.18
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.48)	(.49)	(.51)
Dividends from net realized
gain on investments	—	—	(.02)	—	—
Total Distributions	(.47)	(.47)	(.50)	(.49)	(.51)
Net asset value, end of period	11.68	11.16	11.55	11.87	11.78
Total Return (%)[b]	8.98	.86	1.54	5.04	1.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.93	1.10	1.20	1.13
Ratio of net expenses
to average net assets	.90[c]	.93[c]	1.09	1.19	1.13[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.20	.30	.23
Ratio of net investment income
to average net assets	4.07	4.29	4.12	4.17	4.29
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	246,190	238,183	248,300	257,627	259,930

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

26

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.15	11.54	11.86	11.77	12.10
Investment Operations:
Investment income—net[a]	.38	.40	.41	.43	.45
Net realized and unrealized
gain (loss) on investments	.53	(.38)	(.30)	.09	(.33)
Total from Investment Operations	.91	.02	.11	.52	.12
Distributions:
Dividends from investment income—net	(.39)	(.41)	(.41)	(.43)	(.45)
Dividends from net realized
gain on investments	—	—	(.02)	—	—
Total Distributions	(.39)	(.41)	(.43)	(.43)	(.45)
Net asset value, end of period	11.67	11.15	11.54	11.86	11.77
Total Return (%)[b]	8.31	.26	.97	4.50	1.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.52	1.66	1.72	1.66
Ratio of net expenses
to average net assets	1.54[c]	1.52[c]	1.65	1.71	1.66[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.20	.30	.23
Ratio of net investment income
to average net assets	3.47	3.68	3.56	3.66	3.76
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	1,128	2,825	7,541	17,314	24,853

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.14	11.53	11.85	11.76	12.09
Investment Operations:
Investment income—net[a]	.38	.39	.39	.40	.42
Net realized and unrealized
gain (loss) on investments	.52	(.39)	(.30)	.09	(.33)
Total from Investment Operations	.90	—	.09	.49	.09
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.39)	(.40)	(.42)
Dividends from net realized
gain on investments	—	—	(.02)	—	—
Total Distributions	(.38)	(.39)	(.41)	(.40)	(.42)
Net asset value, end of period	11.66	11.14	11.53	11.85	11.76
Total Return (%)[b]	8.17	.09	.76	4.25	.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	1.69	1.86	1.96	1.89
Ratio of net expenses
to average net assets	1.66[c]	1.68	1.85	1.95	1.89[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.20	.30	.23
Ratio of net investment income
to average net assets	3.30	3.53	3.35	3.41	3.52
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	18,466	15,045	12,640	11,021	11,429

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

28

	Year Ended April 30,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.16	10.13
Investment Operations:
Investment income—net[b]	.44	.19
Net realized and unrealized
gain (loss) on investments	.58	1.03
Total from Investment Operations	1.02	1.22
Distributions:
Dividends from investment income—net	(.50)	(.19)
Net asset value, end of period	11.68	11.16
Total Return (%)	9.27	12.10[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.64[d]
Ratio of net expenses to average net assets	.65	.63[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.02
Ratio of net investment income to average net assets	4.30	4.70[d]
Portfolio Turnover Rate	11.42	26.41
Net Assets, end of period ($ x 1,000)	5,441	11

a	From December 15, 2008 (commencement of initial offering) to April 30, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.16	11.55	11.79
Investment Operations:
Investment income—net[b]	.49	.49	.46
Net realized and unrealized
gain (loss) on investments	.51	(.39)	(.22)
Total from Investment Operations	1.00	.10	.24
Distributions:
Dividends from investment income—net	(.49)	(.49)	(.46)
Dividends from net realized gain on investments	—	—	(.02)
Total Distributions	(.49)	(.49)	(.48)
Net asset value, end of period	11.67	11.16	11.55
Total Return (%)	9.11	1.03	2.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.76	.94[d]
Ratio of net expenses to average net assets	.70[e]	.76[e]	.93[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.02	.20
Ratio of net investment income to average net assets	4.27	4.46	4.31[d]
Portfolio Turnover Rate	11.42	26.41	44.96
Net Assets, end of period ($ x 1,000)	112,728	108,416	118,444

a	As of the close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers six series including the Dreyfus Connecticut Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Connecticut state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of

32

comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	376,895,647	—	376,895,647

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

34

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30,2010,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $270,589, accumulated capital losses $3,117,536 and unrealized appreciation $10,612,060.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $244,621 of the carryover expires in fiscal 2011, $206,012 expires in fiscal 2012, $74,718 expires in fiscal 2014, $707,094 expires in fiscal 2016, $1,304,906 expires in fiscal 2017 and $580,185 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $15,218,456 and $15,572,469 and ordinary income $67,539 and $42,755, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $62,787 and decreased accumulated net realized gain (loss) on investments by $18,512 and increased paid-in capital by $81,299. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

36

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $16,300, with a related weighted average annualized interest rate of 1.54%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Manager voluntarily agreed, from May 1, 2009 through April 30, 2010, to reduce the expenses paid by Class I shares, to the extent that Class I shares total operating expenses exceeded .65% of the value of Class I shares average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $412 during the period ended April 30, 2010.

During the period ended April 30, 2010, the Distributor retained $17,427 from commissions earned on sales of the fund’s Class A shares and $3,291 and $1,524 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $8,701 and $127,238, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regard-

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

ing the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $612,083, $4,350, and $42,413, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2010, Class Z shares were charged $53,631 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $98,180 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $9,990 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $533.

38

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $45,928 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $172,720, Rule 12b-1 distribution plan fees $11,965, shareholder services plan fees $58,545, custodian fees $11,736, chief compliance officer fees $3,199 and transfer agency per account fees $16,684, which are offset against an expense reimbursement currently in effect in the amount of $319.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $42,670,126 and $41,806,971, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010. These disclosures did not impact the notes to the financial statements.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2010, the cost of investments for federal income tax purposes was $366,283,587; accordingly, accumulated net unrealized appreciation on investments was $10,612,060, consisting of $15,376,139 gross unrealized appreciation and $4,764,079 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 25, 2010

The Fund 41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Connecticut residents, Connecticut personal income taxes), except $67,539 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

46

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 47

NOTES

For More Information

Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSCTX	Class B: PMCBX	Class C: PMCCX
	Class I: DTCIX	Class Z: DPMZX	

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

0064AR0410

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Maryland Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by Jeffrey B. Burger, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, the Class A, Class B and Class C shares of Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 10.74%, 10.06% and 9.88%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Maryland, achieved a total return of 8.85% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 11.94% for the reporting period.3

Municipal bonds generally rallied over the reporting period amid a stabilizing economy, mending credit markets and robust demand for a limited supply of tax-exempt securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Maryland state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. Unemployment rates have remained stubbornly high despite an increase in manufacturing activity and an apparent bottoming of housing prices. In addition, many states and municipalities have continued to confront depressed tax revenues and elevated demand for government services. While Maryland was no exception to the challenges of a difficult fiscal environment, the state generally exhibited above average credit quality and its employment base was favorably advantaged by its disproportionate reliance on government employment.This helped keep the unemployment rate lower than the national average, and enabled Maryland to confront its difficulties better than most other states.

Despite these fiscal challenges, municipal bonds rallied over the reporting period as the gradually recovering economy bolstered market sentiment. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated as the federally subsidized Build America Bonds program shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors reached for higher levels of current income in a low interest-rate environment.

In this climate, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its core holdings of seasoned municipal bonds, which carried higher yields than are available from comparable investments in today’s marketplace.The fund’s holdings of lower-rated securities fared particularly well, including bonds issued to finance industrial development projects. In contrast, the fund’s position in escrowed bonds, for which money has been set aside for early redemption, lagged market averages as investors favored lower-quality, higher yielding investments. A relatively short average duration, stemming mainly from a lack of newly issued bonds meeting our credit criteria, also dampened the fund’s relative performance.

4

We attempted to upgrade the fund’s overall credit quality by redeploying assets from lower-rated credits that had reached richer valuations.When making new purchases, we focused primarily on higher-quality bonds backed by revenues from essential services such as water facilities and sewer facilities. Conversely, we found fewer opportunities among bonds backed by general tax revenues.

Supply-and-Demand Factors May Remain Favorable

In light of near-term fiscal pressures, we have maintained our efforts to upgrade the fund’s overall credit quality and, whenever possible, lengthen its average duration to a position that is roughly in line with its benchmark.

We remain optimistic regarding the longer-term prospects of municipal bonds. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-
Maryland residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State
Municipal Bond Funds, Dreyfus Maryland Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Maryland municipal obligations.
The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5.78%	2.64%	4.19%
without sales charge	10.74%	3.58%	4.67%
Class B shares
with applicable redemption charge †	6.06%	2.67%	4.35%
without redemption	10.06%	3.02%	4.35%
Class C shares
with applicable redemption charge ††	8.88%	2.78%	3.86%
without redemption	9.88%	2.78%	3.86%
Barclays Capital Municipal Bond Index	8.85%	4.51%	5.77%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.79	$ 8.01	$ 8.76
Ending value (after expenses)	$1,034.00	$1,031.90	$1,030.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.76	$ 7.95	$ 8.70
Ending value (after expenses)	$1,020.08	$1,016.91	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.59% for Class B and 1.74% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)	Value ($)
Maryland—86.0%
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17	2,255,000	2,363,916
Baltimore,
Port Facilities Revenue
(Consolidated Coal Sales
Company Project)	6.50	12/1/10	4,090,000	4,109,714
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/22	630,000	681,288
Baltimore,
Subordinate Project Revenue
(Water Projects)	5.75	7/1/39	750,000	822,705
Frederick County,
Educational Facilities Revenue
(Mount Saint Mary’s University)	4.50	9/1/25	3,000,000	2,574,300
Gaithersburg,
Hospital Facilities
Improvement Revenue (Shady
Grove Adventist Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	9/1/12	5,645,000	6,069,617
Harford County,
MFHR (Affinity Old Post
Apartments Projects)
(Collateralized; GNMA)	5.00	11/20/25	1,460,000	1,481,155
Howard County,
COP	8.15	2/15/20	605,000	849,698
Howard County,
GO (Metropolitan District Project)	5.25	8/15/19	1,545,000	1,611,404
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.75	7/1/34	3,000,000	2,641,320
Maryland,
GO (State and Local Facilities
Loan) (Prerefunded)	5.00	8/1/13	5,000,000 [a]	5,622,700
Maryland Community Development
Administration, Department of
Housing and Community
Development (Single
Family Program)	4.95	4/1/15	3,980,000	4,015,303

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,050,000	1,050,640
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue
(Collateralized; GNMA)	5.05	7/1/47	2,550,000	2,419,057
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	5.38	9/1/22	1,215,000	1,217,867
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.80	9/1/32	3,000,000	2,915,700
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.85	9/1/37	2,970,000	2,934,330
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.95	9/1/38	1,245,000	1,248,474
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.85	9/1/47	4,175,000	4,043,905
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000	1,025,330
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.)	5.50	6/1/16	3,120,000	3,302,707
Maryland Economic Development
Corporation, LR (Maryland Aviation
Administration Facilities) (Insured;
Assured Guaranty Municipal Corp.)	5.50	6/1/18	2,535,000	2,642,839

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.)	5.38	6/1/19	9,530,000	9,861,453
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/16	2,940,000	3,191,135
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000	2,861,775
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Towson
University Project)	5.00	7/1/39	695,000	610,988
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Projects)	5.75	6/1/33	1,000,000	1,012,180
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	5.88	7/1/21	1,750,000	1,629,740
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	6.00	7/1/33	1,750,000	1,514,765
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	5.00	7/1/32	1,000,000	1,002,850
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	6.75	7/1/39	2,500,000	2,832,200
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/26	1,030,000	1,063,578

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/36	3,350,000		3,394,120
Maryland Health and Higher
Educational Facilities
Authority, Revenue
(University of Maryland
Medical System Issue)
(Insured; National Public
Finance Guarantee Corp.)	7.00	7/1/22	4,560,000		5,345,642
Maryland Health and Higher
Educational Facilities Authority,
Revenue (University of
Maryland Medical System
Issue) (Prerefunded)	6.00	7/1/12	1,000,000	[a]	1,110,110
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Prerefunded)	6.00	7/1/12	3,000,000	[a]	3,330,330
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Upper
Chesapeake Hospitals Issue)	6.00	1/1/38	3,005,000		3,159,066
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18	500,000		215,010
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38	3,540,000		1,522,271
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	5.75	1/1/38	2,500,000		2,458,975
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	630,000		579,600

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel High
School Facility)	6.00	5/1/35	1,600,000		1,528,352
Montgomery County,
Consolidated Public
Improvement GO	5.25	10/1/15	2,000,000		2,147,360
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.38	7/1/20	500,000		498,220
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27	2,975,000		2,872,244
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/28	34,670,000	[b]	12,607,746
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/33	3,060,000	[b]	799,762
Montgomery County Housing
Opportunities Commission, SFMR	5.00	7/1/36	1,940,000		1,945,568
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/13	1,400,000		1,431,234
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/14	1,220,000		1,243,229
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/15	7,000,000		7,436,730
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/16	8,000,000		8,403,360
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	4,000,000		3,451,880

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Washington Metropolitan Area
Transit Authority, Gross
Transit Revenue	5.25	7/1/29	1,750,000	1,891,313
Washington Suburban Sanitary
District, General
Construction Revenue	5.00	6/1/15	2,500,000	2,642,200
U.S. Related—12.0%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	1,024,400
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	1,000,000	1,043,820
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/28	2,000,000	2,053,840
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/26	2,000,000	2,034,400
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	1,830,000	1,810,492
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38	1,000,000	1,051,930
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; Assured Guaranty
Municipal Corp.)	5.13	7/1/30	100,000	100,449
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	3,500,000	3,604,090
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	1,522,335

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	1,110,000	1,165,178
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/25	1,250,000	1,227,763
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,500,000	2,712,075
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,500,000	1,699,365

Total Investments (cost $170,145,601)			98.0%	172,289,092

Cash and Receivables (Net)			2.0%	3,471,898

Net Assets			100.0%	175,760,990

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	35.0
AA		Aa		AA	28.6
A		A		A	21.3
BBB		Baa		BBB	6.9
BB		Ba		BB	.6
Not Rated[c]		Not Rated[c]		Not Rated[c]	7.6
					100.0

†	Based on total investments.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		170,145,601	172,289,092
Cash			263,013
Interest receivable			2,355,403
Receivable for shares of Beneficial Interest subscribed			1,137,760
Prepaid expenses			17,591
			176,062,859
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			137,035
Payable for shares of Beneficial Interest redeemed			109,695
Accrued expenses			55,139
			301,869
Net Assets ($)			175,760,990
Composition of Net Assets ($):
Paid-in capital			183,724,224
Accumulated net realized gain (loss) on investments			(10,106,725)
Accumulated net unrealized appreciation
(depreciation) on investments			2,143,491
Net Assets ($)			175,760,990

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	170,612,141	1,492,140	3,656,709
Shares Outstanding	14,238,211	124,566	304,988
Net Asset Value Per Share ($)	11.98	11.98	11.99

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	9,138,354
Expenses:
Management fee—Note 3(a)	957,605
Shareholder servicing costs—Note 3(c)	548,563
Distribution fees—Note 3(b)	38,163
Professional fees	34,607
Custodian fees—Note 3(c)	25,729
Registration fees	24,644
Prospectus and shareholders’ reports	12,849
Trustees’ fees and expenses—Note 3(d)	9,295
Loan commitment fees—Note 2	3,767
Interest expense—Note 2	99
Miscellaneous	25,559
Total Expenses	1,680,880
Less—reduction in fees due to earnings credits—Note 1(b)	(270)
Net Expenses	1,680,610
Investment Income—Net	7,457,744
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(590,425)
Net unrealized appreciation (depreciation) on investments	10,871,700
Net Realized and Unrealized Gain (Loss) on Investments	10,281,275
Net Increase in Net Assets Resulting from Operations	17,739,019

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	7,457,744	7,980,340
Net realized gain (loss) on investments	(590,425)	(758,594)
Net unrealized appreciation
(depreciation) on investments	10,871,700	(8,239,720)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,739,019	(1,017,974)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,217,817)	(7,562,666)
Class B Shares	(74,955)	(260,414)
Class C Shares	(130,902)	(132,435)
Total Dividends	(7,423,674)	(7,955,515)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	12,844,544	14,290,950
Class B Shares	222,959	8,571
Class C Shares	689,207	656,031
Dividends reinvested:
Class A Shares	5,558,143	5,616,480
Class B Shares	51,371	188,452
Class C Shares	82,148	81,142
Cost of shares redeemed:
Class A Shares	(20,064,449)	(27,549,459)
Class B Shares	(2,552,230)	(6,321,781)
Class C Shares	(1,034,521)	(595,040)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,202,828)	(13,624,654)
Total Increase (Decrease) in Net Assets	6,112,517	(22,598,143)
Net Assets ($):
Beginning of Period	169,648,473	192,246,616
End of Period	175,760,990	169,648,473

20

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	1,095,293	1,271,267
Shares issued for dividends reinvested	472,376	501,572
Shares redeemed	(1,705,994)	(2,461,276)
Net Increase (Decrease) in Shares Outstanding	(138,325)	(688,437)
Class Ba
Shares sold	19,377	756
Shares issued for dividends reinvested	4,385	16,732
Shares redeemed	(221,536)	(562,458)
Net Increase (Decrease) in Shares Outstanding	(197,774)	(544,970)
Class C
Shares sold	58,403	58,449
Shares issued for dividends reinvested	6,985	7,245
Shares redeemed	(87,708)	(51,977)
Net Increase (Decrease) in Shares Outstanding	(22,320)	13,717

a	During the period ended April 30, 2010, 125,168 Class B shares representing $1,431,317 were automatically converted to 125,172 Class A shares and during the period ended April 30, 2009, 340,610 Class B shares representing $3,827,101 were automatically converted to 340,732 Class A shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.29	11.83	12.24	12.12	12.36
Investment Operations:
Investment income—net[a]	.51	.51	.49	.48	.48
Net realized and unrealized
gain (loss) on investments	.68	(.54)	(.41)	.12	(.24)
Total from Investment Operations	1.19	(.03)	.08	.60	.24
Distributions:
Dividends from investment income—net	(.50)	(.51)	(.49)	(.48)	(.48)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.50)	(.51)	(.49)	(.48)	(.48)
Net asset value, end of period	11.98	11.29	11.83	12.24	12.12
Total Return (%)[c]	10.74	(.13)	.67	5.04	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.95	.93	.91	.91
Ratio of net expenses
to average net assets	.94[d]	.94	.92	.91[d]	.91[d]
Ratio of net investment income
to average net assets	4.31	4.54	4.07	3.94	3.87
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	170,612	162,311	178,268	186,327	192,953

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.29	11.84	12.24	12.12	12.36
Investment Operations:
Investment income—net[a]	.41	.44	.41	.42	.41
Net realized and unrealized
gain (loss) on investments	.71	(.54)	(.38)	.12	(.24)
Total from Investment Operations	1.12	(.10)	.03	.54	.17
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.43)	(.42)	(.41)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.43)	(.45)	(.43)	(.42)	(.41)
Net asset value, end of period	11.98	11.29	11.84	12.24	12.12
Total Return (%)[c]	10.06	(.76)	.22	4.51	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	1.50	1.46	1.41	1.42
Ratio of net expenses
to average net assets	1.55[d]	1.50[d]	1.45	1.41[d]	1.42[d]
Ratio of net investment income
to average net assets	3.73	3.94	3.53	3.43	3.35
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	1,492	3,640	10,266	21,524	29,140

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.30	11.84	12.25	12.12	12.37
Investment Operations:
Investment income—net[a]	.41	.42	.39	.39	.38
Net realized and unrealized
gain (loss) on investments	.69	(.54)	(.41)	.13	(.25)
Total from Investment Operations	1.10	(.12)	(.02)	.52	.13
Distributions:
Dividends from investment income—net	(.41)	(.42)	(.39)	(.39)	(.38)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.41)	(.42)	(.39)	(.39)	(.38)
Net asset value, end of period	11.99	11.30	11.84	12.25	12.12
Total Return (%)[c]	9.88	(.90)	(.12)	4.33	1.09
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.73	1.72	1.67	1.69
Ratio of net expenses
to average net assets	1.72[d]	1.73[d]	1.71	1.67[d]	1.69[d]
Ratio of net investment income
to average net assets	3.52	3.76	3.28	3.18	3.10
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	3,657	3,698	3,713	4,025	4,702

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers six series, including the Dreyfus Maryland Fund (the “fund”). The fund’s investment objective is to maximize current income exempt from federal income tax and from Maryland state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

26

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	172,289,092	—	172,289,092

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

28

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $57,375, accumulated capital losses $10,155,490 and unrealized appreciation $2,202,069. In addition, the fund had $9,813 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $60,748 of the carryover expires in fiscal 2011, $1,838,009 expires in fiscal 2012, $6,917,527 expires in fiscal 2013, $625,584 expires in fiscal 2017 and $713,622 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $7,423,674 and $7,953,257 and ordinary income $0 and $2,258, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $34,070 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $6,400 with a related weighted average annualized interest rate of 1.54%.

30

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2010, the Distributor retained $11,971 from commissions earned on sales of the fund’s Class A shares and $3,758 and $1,849 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $10,111 and $28,052, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $420,869, $5,055 and $9,351, respectively, pursuant to the Shareholder Services Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $57,200 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $5,020 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $270.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $25,729 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $79,017, Rule 12b-1 distribution plan fees $2,833, shareholder services plan fees $35,917, custodian fees $7,200, chief compliance officer fees $3,199 and transfer agent per account fees $8,869.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

32

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $16,866,012 and $20,024,620, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

At April 30, 2010, the cost of investments for federal income tax purposes was $170,087,023; accordingly, accumulated net unrealized appreciation on investments was $2,202,069, consisting of $6,968,002 gross unrealized appreciation and $4,765,933 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

38

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Important Tax Information
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Massachusetts Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30,2010,the Class A,Class B,Class C and Class Z shares of Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 9.16%, 8.45%, 8.33% and 9.39%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the“Index”),the fund’s benchmark index,which is composed of bonds issued nationally and not solely within Massachusetts, achieved a total return of 8.85% for the same period.2

Municipal bonds generally rallied over the reporting period amid an economic recovery, mending credit markets and robust demand for a limited supply of tax-exempt securities. Returns for the fund’s Class A and Class Z shares were higher than its benchmark but lower than its Lipper category average, primarily due to a relatively cautious investment posture, including an emphasis on higher-quality securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

inefficiencies in the municipal bond market.We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. Unemployment rates have remained stubbornly high despite an increase in manufacturing activity and an apparent bottoming of housing prices. In addition, many states and municipalities have continued to confront lower-than-projected tax revenues and intensifying demand for government services. While Massachusetts was no exception to the difficult fiscal environment, its diversified economic base and successful efforts to find new revenues and trim spending helped it weather these challenges better than most other states.

Despite these developments, municipal bonds rallied over the reporting period as the recovering economy bolstered market sentiment. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors reached for higher levels of current income in a low interest-rate environment.

In this environment, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds, while higher-quality securities generally lagged market averages.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its core holdings of seasoned municipal bonds, which carried higher yields than are available from comparable investments in today’s marketplace.The fund’s holdings of lower-rated securities fared particularly well, including bonds issued to

4

finance health care facilities. In contrast, the fund’s position in escrowed bonds, for which money has been set aside for early redemption, lagged market averages as investors favored lower quality, higher yielding investments. When making new purchases, we focused primarily on higher-quality bonds backed by revenues from essential services such as airports, highways, water facilities and sewer facilities. Conversely, we found fewer opportunities among bonds backed by general tax revenues.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Massachusetts municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/10

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	5/28/87	4.29%	2.57%	4.71%	—
without sales charge	5/28/87	9.16%	3.52%	5.19%	—
Class B shares
with applicable redemption charge †	1/15/93	4.45%	2.59%	4.86%	—
without redemption	1/15/93	8.45%	2.94%	4.86%	—
Class C shares
with applicable redemption charge ††	8/15/95	7.33%	2.75%	4.38%	—
without redemption	8/15/95	8.33%	2.75%	4.38%	—
Class Z shares	10/20/04	9.39%	3.73%	—	3.78%
Barclays Capital
Municipal Bond Index†††	10/31/04	8.85%	4.51%	5.77%	4.45%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of the month end 10/31/04 is used as the beginning value on 10/20/04 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.74	$ 7.95	$ 8.55	$ 3.73
Ending value (after expenses)	$1,031.90	$1,028.70	$1,028.00	$1,033.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.71	$ 7.90	$ 8.50	$ 3.71
Ending value (after expenses)	$1,020.13	$1,016.96	$1,016.36	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.58% for Class B, 1.70% for Class C and .74% for Class Z; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.5%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—88.2%
Bellingham,
GO (Insured; AMBAC)
(Prerefunded)	5.00	3/1/11	1,945,000 [a]	2,040,324
Bellingham,
GO (Insured; AMBAC)
(Prerefunded)	5.00	3/1/11	2,040,000 [a]	2,139,980
Bellingham,
GO (Insured; AMBAC)
(Prerefunded)	5.00	3/1/11	2,140,000 [a]	2,244,881
Bellingham,
GO (Insured; AMBAC)
(Prerefunded)	5.00	3/1/11	2,245,000 [a]	2,355,027
Boston,
Convention Center Loan,
Special Obligation Bonds
(Insured; AMBAC)	5.00	5/1/16	1,750,000	1,875,317
Boston Housing Authority,
Capital Program Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/24	1,900,000	2,047,193
Boston Industrial Development
Financing Authority, Sewage
Facility Revenue (Harbor Electric
Energy Company Project)	7.38	5/15/15	1,305,000	1,309,802
Boston Water and Sewer
Commission, Revenue	5.00	11/1/20	2,000,000	2,192,560
Holliston,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	4/1/20	1,655,000	1,788,707
Holyoke,
Gas and Electric Department
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.38	12/1/15	1,245,000	1,311,159
Hopkinton,
GO	5.00	9/1/17	1,735,000	1,847,359
Hopkinton,
GO	5.00	9/1/18	1,735,000	1,841,095
Hopkinton,
GO	5.00	9/1/19	1,735,000	1,841,095
Hopkinton,
GO	5.00	9/1/20	1,735,000	1,841,095

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Marblehead,
GO	5.00	8/15/23	1,835,000	1,960,532
Marblehead,
GO	5.00	8/15/24	1,925,000	2,049,547
Massachusetts,
GO	5.25	8/1/22	2,650,000	3,129,915
Massachusetts,
GO	0.72	11/1/25	5,000,000 [b]	4,350,000
Massachusetts,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	9/1/23	1,000,000	1,180,830
Massachusetts,
Special Obligation Dedicated
Tax Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	1/1/23	3,000,000	3,411,630
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/21	2,400,000	2,643,024
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/34	2,500,000	2,707,650
Massachusetts Bay Transportation
Authority, GO (General
Transportation Systems)	6.20	3/1/16	2,055,000	2,359,140
Massachusetts Bay Transportation
Authority, GO (General
Transportation Systems)	7.00	3/1/21	1,000,000	1,226,860
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.00	7/1/21	1,000,000	1,161,250
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/27	3,000,000	3,600,660
Massachusetts College Building
Authority, Project Revenue	5.00	5/1/28	1,540,000	1,653,452
Massachusetts College
Building Authority,
Project Revenue
(Insured; National Public
Finance Guarantee Corp.)	0.00	5/1/26	5,385,000 [c]	2,786,361

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance
Agency, Higher Education Revenue
(Emerson College Issue)	5.00	1/1/22	1,000,000	1,030,800
Massachusetts Development Finance
Agency, Revenue (Assumption
College Issue) (Insured; Radian)	6.00	3/1/30	1,905,000	1,913,001
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/26	1,250,000	1,311,212
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/29	1,475,000	1,533,366
Massachusetts Development Finance
Agency, Revenue (Landmark
School Issue) (Insured; Radian)	5.25	6/1/29	1,100,000	944,350
Massachusetts Development Finance
Agency, Revenue (Milton
Academy Issue)	5.00	9/1/30	2,000,000	2,131,200
Massachusetts Development Finance
Agency, Revenue (Mount Holyoke
College Issue)	5.25	7/1/31	4,000,000	4,042,640
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	5.75	6/20/22	600,000	650,502
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	6.00	6/20/44	1,500,000	1,591,230
Massachusetts Development Finance
Agency, Revenue (Wheelock
College Issue)	5.25	10/1/37	2,500,000	2,328,425
Massachusetts Development
Finance Agency, RRR
(Ogden Haverhill Project)	5.50	12/1/19	1,200,000	1,124,328
Massachusetts Development Finance
Agency, RRR (SEMASS System)
(Insured; National Public
Finance Guarantee Corp.)	5.63	1/1/14	2,000,000	2,068,600

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,847,460
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.70	7/1/11	10,000	10,026
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,444,910
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	4.70	1/1/27	10,000,000	9,288,200
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	7/1/17	1,175,000	1,233,292
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/22	4,030,000	4,158,678
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)
(Prerefunded)	6.00	1/1/12	1,070,000 [a]	1,174,432
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)
(Prerefunded)	6.50	1/1/12	310,000 [a]	342,823
Massachusetts Health and
Educational Facilities
Authority, Revenue (Community
Colleges Program Issue)
(Insured; AMBAC)	5.25	10/1/26	2,845,000	2,804,886

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities Authority,
Revenue (Dana-Farber Cancer
Institute Issue)	5.25	12/1/27	1,000,000		1,066,160
Massachusetts Health and
Educational Facilities
Authority, Revenue (Hallmark
Health System Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.25	7/1/10	2,055,000		2,068,933
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Harvard University Issue)	5.00	12/15/24	2,350,000		2,667,932
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue) (Prerefunded)	6.00	7/1/10	1,000,000	[a]	1,019,740
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue) (Prerefunded)	5.00	7/15/12	2,945,000	[a]	3,217,089
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/33	4,000,000		4,770,760
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Milford-Whitinsville Regional
Hospital Issue) (Prerefunded)	6.50	7/15/12	2,250,000	[a]	2,544,142
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/16	1,520,000		1,607,020
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/17	45,000		47,495

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.25	7/1/29	2,000,000	2,125,460
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	60,000	61,466
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.00	7/1/47	4,950,000	4,940,496
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.13	7/1/11	1,000,000	1,003,780
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Prerefunded)	5.75	7/1/11	1,290,000 [a]	1,381,603
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Springfield College Issue)
(Insured; Radian)	5.13	10/15/23	1,100,000	1,095,215
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.00	7/1/24	1,000,000	1,079,620
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/18	1,625,000	1,925,511
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.38	8/15/38	3,000,000	3,260,880

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue
(UMass Memorial Issue)	5.25	7/1/25	1,895,000	1,885,070
Massachusetts Health and Educational
Facilities Authority, Revenue
(UMass Memorial Issue)	5.00	7/1/33	1,070,000	991,077
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Wheaton College Issue)	5.00	1/1/30	2,405,000 [d]	2,492,566
Massachusetts Housing Finance
Agency, Housing Development
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.40	6/1/20	345,000	345,231
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/24	1,160,000	1,173,178
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/26	1,200,000	1,208,316
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	2,000,000	2,007,920
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	1,295,000	1,306,836
Massachusetts Housing Finance
Agency, Housing Revenue	5.25	12/1/33	1,350,000	1,328,589
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	6/1/37	3,000,000	2,909,910
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	12/1/37	2,130,000	2,111,213
Massachusetts Housing Finance
Agency, Housing Revenue	5.20	12/1/37	2,000,000	2,010,500
Massachusetts Housing Finance
Agency, Rental Housing Mortgage
Revenue (Insured; AMBAC)	5.70	7/1/20	1,195,000	1,199,649
Massachusetts Housing Finance
Agency, SFHR	4.75	12/1/30	1,315,000	1,274,630
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	2,500,000	2,468,350

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	2,790,000	2,789,833
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Nuclear
Project Number 4 Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/14	2,000,000	2,092,020
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/27	3,065,000	3,078,609
Massachusetts Water Pollution
Abatement Trust, State
Revolving Fund Bonds	5.00	8/1/27	1,535,000	1,691,954
Massachusetts Water Resources
Authority, General Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/21	1,500,000	1,680,345
Massachusetts Water Resources
Authority, General Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/26	2,000,000	2,183,540
Massachusetts Water Resources
Authority, General
Revenue (Insured; National
Public Finance Guarantee
Corp.) (Prerefunded)	5.20	8/1/11	1,000,000 [a]	1,067,700
Medford,
GO (Insured; AMBAC)	5.00	3/15/19	1,155,000	1,196,684
Narragansett Regional School
District, GO (Insured; AMBAC)
(Prerefunded)	6.50	6/1/10	1,205,000 [a]	1,223,533
Pittsfield,
GO (Insured; National Public
Finance Guarantee Corp.)	5.13	4/15/22	1,500,000	1,561,215
Sandwich,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	7/15/19	1,000,000	1,104,850
Triton Regional School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	4/1/19	1,420,000	1,489,197

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Triton Regional School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	4/1/20	1,420,000		1,489,197
Westfield,
GO (Insured; FGIC) (Prerefunded)	6.50	5/1/10	1,000,000	[a]	1,010,170
U.S. Related—9.3%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	1,860,000		1,825,739
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	1,245,000		1,087,669
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	[c]	188,250
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000		2,093,040
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000		1,524,360
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/27	1,000,000		1,064,930
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; XLCA)	5.25	7/1/17	1,460,000		1,570,814
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,000,000		1,014,890
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	6,840,000	[c]	1,271,488
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; FGIC)	5.50	7/1/19	1,225,000		1,287,451
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue	5.75	7/1/22	1,900,000		2,043,868
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue
(Insured; AMBAC)	6.25	7/1/15	1,100,000		1,306,162

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,034,830
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000	2,169,660
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	5.63	10/1/10	250,000	254,480
Total Long-Term Municipal Investments
(cost $203,155,231)				207,863,621

Short-Term Municipal
Investment—.2%
Massachusetts;
Massachusetts Health and
Educational Facilities Authority,
Revenue (Harvard University
Issue) (cost $400,000)	0.21	5/1/10	400,000 [e]	400,000

Total Investments (cost $203,555,231)			97.7%	208,263,621
Cash and Receivables (Net)			2.3%	4,843,660
Net Assets			100.0%	213,107,281

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Purchased on a delayed delivery basis.
e Variable rate demand note—rate shown is the interest rate in effect at April 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

18

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	35.1
AA		Aa		AA	34.8
A		A		A	16.7
BBB		Baa		BBB	8.6
F1		MIG1/P1		SP1/A1	.2
Not Rated[f]		Not Rated[f]		Not Rated[f]	4.6
					100.0

†	Based on total investments.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			203,555,231	208,263,621
Cash				4,626,366
Interest receivable				2,948,760
Receivable for shares of Beneficial Interest subscribed				6,149
Prepaid expenses				21,638
				215,866,534
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				131,528
Payable for investment securities purchased				2,469,743
Payable for shares of Beneficial Interest redeemed				111,525
Accrued expenses				46,457
				2,759,253
Net Assets ($)				213,107,281
Composition of Net Assets ($):
Paid-in capital				208,079,957
Accumulated net realized gain (loss) on investments				318,934
Accumulated net unrealized appreciation
(depreciation) on investments				4,708,390
Net Assets ($)				213,107,281

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	41,908,609	510,616	3,361,655	167,326,401
Shares Outstanding	3,663,311	44,690	293,601	14,627,800
Net Asset Value Per Share ($)	11.44	11.43	11.45	11.44

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	10,358,425
Expenses:
Management fee—Note 3(a)	1,158,678
Shareholder servicing costs—Note 3(c)	327,743
Registration fees	33,828
Professional fees	30,429
Custodian fees—Note 3(c)	29,212
Distribution fees—Note 3(b)	28,647
Prospectus and shareholders’ reports	11,765
Loan commitment fees—Note 2	4,538
Trustees’ fees and expenses—Note 3(d)	2,656
Interest expense—Note 2	249
Miscellaneous	37,746
Total Expenses	1,665,491
Less—reduction in fees due to earnings credits—Note 1(b)	(358)
Net Expenses	1,665,133
Investment Income—Net	8,693,292
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	165,009
Net unrealized appreciation (depreciation) on investments	9,951,115
Net Realized and Unrealized Gain (Loss) on Investments	10,116,124
Net Increase in Net Assets Resulting from Operations	18,809,416

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	8,693,292	9,217,460
Net realized gain (loss) on investments	165,009	238,903
Net unrealized appreciation
(depreciation) on investments	9,951,115	(8,038,122)
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,809,416	1,418,241
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,626,627)	(1,696,116)
Class B Shares	(27,452)	(78,062)
Class C Shares	(104,316)	(107,043)
Class Z Shares	(6,898,410)	(7,303,300)
Net realized gain on investments:
Class A Shares	(30,075)	(87,155)
Class B Shares	(539)	(4,679)
Class C Shares	(2,378)	(6,842)
Class Z Shares	(120,629)	(364,974)
Total Dividends	(8,810,426)	(9,648,171)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,067,838	4,565,171
Class B Shares	5,353	22,074
Class C Shares	358,300	277,843
Class Z Shares	6,180,400	3,984,708
Dividends reinvested:
Class A Shares	1,260,290	1,306,030
Class B Shares	18,796	52,656
Class C Shares	77,930	81,527
Class Z Shares	5,371,315	5,840,614
Cost of shares redeemed:
Class A Shares	(4,435,824)	(9,411,963)
Class B Shares	(960,987)	(1,468,581)
Class C Shares	(388,433)	(412,212)
Class Z Shares	(12,486,581)	(20,622,503)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(931,603)	(15,784,636)
Total Increase (Decrease) in Net Assets	9,067,387	(24,014,566)
Net Assets ($):
Beginning of Period	204,039,894	228,054,460
End of Period	213,107,281	204,039,894

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	362,494	419,840
Shares issued for dividends reinvested	111,838	121,378
Shares redeemed	(393,995)	(872,312)
Net Increase (Decrease) in Shares Outstanding	80,337	(331,094)
Class Ba
Shares sold	491	1,957
Shares issued for dividends reinvested	1,676	4,896
Shares redeemed	(86,297)	(136,131)
Net Increase (Decrease) in Shares Outstanding	(84,130)	(129,278)
Class C
Shares sold	31,583	25,764
Shares issued for dividends reinvested	6,912	7,584
Shares redeemed	(34,657)	(36,980)
Net Increase (Decrease) in Shares Outstanding	3,838	(3,632)
Class Z
Shares sold	552,383	369,953
Shares issued for dividends reinvested	476,760	542,669
Shares redeemed	(1,108,475)	(1,944,961)
Net Increase (Decrease) in Shares Outstanding	(79,332)	(1,032,339)

a	During the period ended April 30, 2010, 48,066 Class B shares representing $534,590 were automatically converted to 48,021 Class A shares and during the period ended April 30, 2009, 66,545 Class B shares representing $717,436 were automatically converted to 66,471 Class A shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.91	11.29	11.66	11.56	11.87
Investment Operations:
Investment income—net[a]	.45	.46	.46	.47	.46
Net realized and unrealized
gain (loss) on investments	.54	(.36)	(.36)	.12	(.29)
Total from Investment Operations	.99	.10	.10	.59	.17
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.46)	(.48)	(.47)	(.49)	(.48)
Net asset value, end of period	11.44	10.91	11.29	11.66	11.56
Total Return (%)[b]	9.16	1.07	.92	5.23	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.94	.93	.92	.92
Ratio of net expenses
to average net assets	.94[c]	.94[c]	.92	.92	.92[c]
Ratio of net investment income
to average net assets	4.00	4.25	4.01	3.99	3.92
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	41,909	39,079	44,178	49,034	49,913

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.90	11.28	11.65	11.54	11.86
Investment Operations:
Investment income—net[a]	.36	.39	.39	.40	.40
Net realized and unrealized
gain (loss) on investments	.55	(.35)	(.36)	.14	(.30)
Total from Investment Operations	.91	.04	.03	.54	.10
Distributions:
Dividends from investment income—net	(.37)	(.40)	(.39)	(.40)	(.40)
Dividends from net realized
gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.38)	(.42)	(.40)	(.43)	(.42)
Net asset value, end of period	11.43	10.90	11.28	11.65	11.54
Total Return (%)[b]	8.45	.50	.36	4.77	.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.52	1.48	1.45	1.45
Ratio of net expenses
to average net assets	1.57[c]	1.52[c]	1.47	1.45	1.45[c]
Ratio of net investment income
to average net assets	3.34	3.68	3.46	3.47	3.39
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	511	1,404	2,910	3,893	5,188

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

26

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.92	11.30	11.67	11.56	11.88
Investment Operations:
Investment income—net[a]	.36	.38	.37	.38	.37
Net realized and unrealized
gain (loss) on investments	.54	(.36)	(.36)	.14	(.30)
Total from Investment Operations	.90	.02	.01	.52	.07
Distributions:
Dividends from investment income—net	(.36)	(.38)	(.37)	(.38)	(.37)
Dividends from net realized
gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.37)	(.40)	(.38)	(.41)	(.39)
Net asset value, end of period	11.45	10.92	11.30	11.67	11.56
Total Return (%)[b]	8.33	.32	.17	4.53	.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.69	1.68	1.67	1.66
Ratio of net expenses
to average net assets	1.70[c]	1.69[c]	1.67	1.67	1.66[c]
Ratio of net investment income
to average net assets	3.21	3.51	3.26	3.24	3.18
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	3,362	3,163	3,314	3,520	4,478

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.91	11.29	11.66	11.55	11.87
Investment Operations:
Investment income—net[a]	.47	.48	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	.54	(.36)	(.36)	.15	(.30)
Total from Investment Operations	1.01	.12	.12	.63	.18
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.48)	(.49)	(.48)
Dividends from net realized
gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.48)	(.50)	(.49)	(.52)	(.50)
Net asset value, end of period	11.44	10.91	11.29	11.66	11.55
Total Return (%)	9.39	1.28	1.14	5.54	1.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.73	.71	.71	.76
Ratio of net expenses
to average net assets	.73[b]	.73[b]	.70	.71	.75
Ratio of net investment income
to average net assets	4.18	4.46	4.23	4.20	4.09
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	167,326	160,394	177,652	195,667	137,011

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers six series including the Dreyfus Massachusetts Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Massachusetts state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

30

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	208,263,621	—	208,263,621

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

32

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $60,019, undistributed ordinary income $30,302, undistributed capital gains $157,270 and unrealized appreciation $4,839,752.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $8,656,805 and $9,184,521, ordinary income $24,354 and $0, and long-term capital gains $129,267 and $463,650, respectively.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $36,487, increased accumulated net realized gain (loss) on investments by $32,186 and increased paid-in capital by $4,301. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $16,200, with a related weighted average annualized interest rate of 1.54%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2010, the Distributor retained $2,769 from commissions earned on sales of the fund’s Class A shares and $440 and $1,650 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

34

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $4,136 and $24,511, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $102,747, $2,068, and $8,170, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2010, Class Z shares were charged $89,528 pursuant to the Shareholders Services Plan.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $65,201 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $6,728 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $358.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $29,212 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $95,913, Rule 12b-1 distribution plan fees $2,266, shareholder services plan fees $10,467, custodian fees $8,300, chief compliance officer fees $3,199 and transfer agency per account fees $11,383.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

36

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $26,270,877 and $25,983,334, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

At April 30, 2010, the cost of investments for federal income tax purposes was $203,423,869; accordingly, accumulated net unrealized appreciation on investments was $4,839,752, consisting of $7,894,098 gross unrealized appreciation and $3,054,346 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2010:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

—the fund hereby designates $.0069 per share as a long-term capital gain distribution and $.0013 as a short-term capital gain distribution paid on December 10, 2009.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Fund 39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

42

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

44

Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund

ANNUAL REPORT April 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Minnesota Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Minnesota Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by David Belton, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, the Class A, Class B and Class C shares of Dreyfus Minnesota Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 7.61%, 6.85% and 6.72%,respectively.1 In comparison,the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Minnesota, achieved a total return of 8.85% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 9.78% for the reporting period.3

Municipal bonds generally rallied over the reporting period amid an emerging economic recovery and robust demand for a limited supply of tax-exempt securities.The fund’s returns were lower than its benchmark and Lipper category average, primarily due to a relatively short average duration, which limited its participation in the bond market rally.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

inefficiencies in the municipal bond market.We actively trade among various sectors, such as health care, water and sewer, and municipal electric or dedicated tax-secured, based on relative values.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. In addition, many states have continued to confront lower-than-projected tax revenues and intensifying demand for government services.While Minnesota was no exception, it has fared better than many other states due to conservative fiscal management and a relatively light debt load.

Despite these fiscal pressures, municipal bonds generally rallied over the reporting period due to low interest rates and favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought alternatives to low yielding money market funds.

In this climate, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds.

Defensive Investment Posture Dampened Fund Returns

The fund benefited over the reporting period from an overweighted position in bonds backed by Minnesota’s health care facilities and single family mortgages. Underweighted exposure to the state’s general obligation bonds and escrowed securities, for which money has been set aside for early redemption, also supported relative performance.

In contrast, the fund’s results were undermined to a degree by an average duration that was shorter than industry averages throughout the reporting period. In addition, relative performance was hurt by underweighted exposure to bonds contained in the benchmark that either are limited by law in Minnesota funds or not issued in the state, including bonds issued by Puerto Rico and bonds backed by the states’ settlement of litigation with U.S. tobacco companies, respectively.

Supply-and-Demand Factors May Remain Favorable

We have remained cautious regarding Minnesota’s fiscal challenges. When they are available, we have preferred investments in traditionally defensive market sectors, including higher-quality municipal bonds backed by revenues from essential services, such as water and sewer facilities.We also have favored bonds backed by legally dedicated taxes, and we have upgraded the overall credit quality of the fund’s health care-backed holdings.

We are more optimistic regarding the long-term prospects of the broader municipal bond market. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could limit the supply of new tax-exempt bonds. Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Minnesota municipal obligations. The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2.78%	3.10%	4.91%
without sales charge	7.61%	4.05%	5.39%
Class B shares
with applicable redemption charge †	2.85%	3.15%	5.06%
without redemption	6.85%	3.49%	5.06%
Class C shares
with applicable redemption charge ††	5.72%	3.27%	4.59%
without redemption	6.72%	3.27%	4.59%
Barclays Capital Municipal Bond Index	8.85%	4.51%	5.77%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.73	$ 8.33	$ 8.58
Ending value (after expenses)	$1,027.60	$1,024.10	$1,023.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.71	$ 8.30	$ 8.55
Ending value (after expenses)	$1,020.13	$1,016.56	$1,016.31

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.66% for Class B and 1.71% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)	Value ($)
Minnesota—94.5%
Andover Economic Development
Authority, Public Facility LR (City
of Andover Community Center)	5.20	2/1/34	885,000	979,633
Andover Economic Development
Authority, Public Facility LR (City
of Andover Community Center)	5.20	2/1/34	615,000	680,762
Blooming Prairie Independent
School District Number 756, GO
School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; National Public
Finance Guarantee Corp.)	4.75	1/1/27	1,900,000	1,991,105
Bloomington Independent School
District Number 271, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.13	2/1/24	2,000,000	2,133,400
Chaska,
Electric Revenue (Generating
Facilities)	5.00	10/1/30	1,135,000	1,160,345
Chaska,
Electric Revenue (Generating
Facilities) (Prerefunded)	6.00	10/1/10	1,000,000 [a]	1,023,980
Columbia Heights,
MFHR (Crest View Opportunity
Neighborhood Development
Corporation 1 Project)
(Collateralized; GNMA)
(Prerefunded)	6.63	10/20/12	1,480,000 [a]	1,752,527
Coon Rapids,
Multifamily Rental Housing
Revenue (GNMA Collateralized
Mortgage Loan—Mississippi
View Apartments Project)
(Collateralized; FHA)	4.95	10/20/41	2,700,000	2,649,267

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Dakota County Community
Development Agency, MFHR
(Grande Market Place Project)
(Collateralized; GNMA)	5.40	11/20/43	3,000,000	3,023,340
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	742,101	769,937
Falcon Heights,
LR (Kaleidoscope Charter
School Project)	6.00	11/1/37	400,000	335,396
Hennepin County,
Second Lien Sales Tax Revenue
(Ballpark Project)	5.00	12/15/29	1,500,000	1,607,355
Lake Superior Independent School
District Number 381, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/20	2,510,000	2,733,666
Lake Superior Independent School
District Number 381, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/21	2,640,000	2,875,250
Lakeville Independent School
District Number 194, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)
(Insured; FGIC)	5.50	2/1/24	8,700,000	9,582,441
Mahtomedi Independent School
District Number 832, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program) (Insured;
National Public Finance
Guarantee Corp.)	0.00	2/1/17	1,275,000 [b]	1,046,303

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minneapolis,
GO	0.00	12/1/14	1,825,000 [b]	1,686,227
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	11/15/38	3,000,000	3,373,980
Minneapolis,
MFHR (Sumner Field Phase II, L.P.
Project) (Collateralized; GNMA)	5.15	2/20/45	1,575,000	1,577,961
Minneapolis,
Revenue (Blake School Project)	5.45	9/1/21	2,000,000	2,035,600
Minneapolis,
Tax Increment Revenue (Saint
Anthony Falls Project)	5.75	2/1/27	1,000,000	894,000
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facilities Revenue
(Childrens’s Health Care)	5.25	8/15/35	1,000,000	1,012,620
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/18	1,000,000	1,036,720
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/20	2,290,000	2,355,883
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care System Revenue
(Allina Health System)	5.25	11/15/29	1,000,000	1,018,000
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Senior Airport
Revenue	5.00	1/1/22	2,000,000	2,036,480
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Subordinate
Airport Revenue (Insured; AMBAC)	5.00	1/1/25	2,140,000	2,109,248

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minnesota,
Retirement System
Building Revenue	6.00	6/1/30	1,475,000	1,479,602
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	150,000	152,132
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)
(Prerefunded)	6.38	11/15/10	2,850,000 [a]	2,965,111
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/22	1,130,000	1,162,646
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/27	1,750,000	1,784,860
Minnesota Higher Education
Facilities Authority, Revenue
(Augsburg College)	5.00	5/1/36	1,500,000	1,440,975
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	4/1/29	1,000,000	1,029,410
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	10/1/29	1,500,000	1,567,560
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	10/1/39	1,700,000	1,737,094
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/20	2,690,000	2,719,671
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	4.65	7/1/22	2,330,000	2,318,303
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	4.85	7/1/31	2,000,000	1,973,820

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/37	655,000		679,949
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.10	7/1/38	2,000,000		1,993,920
Minnesota Housing Finance Agency,
SFMR (Insured; National Public
Finance Guarantee Corp.)	5.45	1/1/22	365,000		383,188
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/35	1,500,000		1,523,400
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/37	2,000,000		2,034,640
Northfield,
HR	5.38	11/1/31	2,240,000		2,095,184
Northfield,
HR (Prerefunded)	6.00	11/1/11	2,000,000	[a]	2,154,260
Ramsey,
LR (Pact Charter School Project)	6.75	12/1/33	1,000,000		953,000
Rochester,
Health Care Facilities Revenue
(Mayo Clinic)	5.00	11/15/38	2,000,000		2,068,600
Rosemount-Apple Valley-Eagan
Independent School District
Number 196, GO School Building
Bonds (Minnesota School
District Credit Enhancement
Program) (Insured; National
Public Finance Guarantee Corp.)	0.00	4/1/14	2,960,000	[b]	2,758,158
Saint Cloud,
Health Care Revenue
(CentraCare Health System)	5.13	5/1/30	1,000,000		1,001,160
Saint Cloud,
Health Care Revenue (CentraCare
Health System Project) (Insured;
Assured Guaranty Municipal Corp.)	5.50	5/1/39	2,000,000		2,074,280
Saint Cloud Housing and
Redevelopment Authority,
Revenue (State University
Foundation Project)	5.13	5/1/18	1,500,000		1,562,220

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/30	1,000,000		1,022,130
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/39	3,000,000		3,018,840
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000		2,010,460
Saint Paul Housing and
Redevelopment Authority,
Parking Revenue
(Block 19 Ramp)
(Insured; Assured
Guaranty Municipal Corp.)	5.25	8/1/23	3,395,000		3,464,665
Saint Paul Housing and
Redevelopment Authority,
Recreational Facility LR
(Jimmy Lee Recreational Center)	5.00	12/1/32	750,000		768,038
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/25	4,505,000	[b]	2,358,728
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/26	4,625,000	[b]	2,288,820
Todd, Morrison, Cass and Wadena
Counties United Hospital
District, Health Care
Facility Revenue
(Lakewood Health System)	5.00	12/1/21	1,000,000		1,046,610

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Vadnais Heights Economic
Development Authority,
Recovery Zone Facility Lease
Revenue (Community and
Recreational Sports
Facilities Project)	5.25	2/1/41	2,460,000	2,545,214
Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	2/1/32	2,000,000	2,032,860
Willmar,
HR (Rice Memorial Hospital
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	2/1/32	4,000,000	4,075,880
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	5.15	7/1/31	1,500,000	1,356,480
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/34	2,500,000	2,471,475
U.S. Related—3.8%
Government of Guam,
GO	6.75	11/15/29	500,000	534,040
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	2,000,000	2,059,480
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,250,000	2,440,868
Total Long-Term Municipal Investments
(cost $121,433,622)				128,589,157

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.7%	Rate (%)	Date	Amount ($)		Value ($)
Minnesota;
Minneapolis,
Revenue (Guthrie Theater on
the River Project) (LOC; Wells
Fargo Bank)	0.30	5/7/10	70,000	[c]	70,000
Minneapolis,
Revenue (Minnehaha Academy
Project) (LOC; U.S. Bank NA)	0.24	5/1/10	900,000	[c]	900,000
Total Short-Term Municipal Investments
(cost $970,000)					970,000

Total Investments (cost $122,403,622)			99.0%		129,559,157
Cash and Receivables (Net)			1.0%		1,348,527
Net Assets			100.0%		130,907,684

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at April 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.0
AA		Aa		AA	35.2
A		A		A	29.0
BBB		Baa		BBB	8.3
B		B		B	.4
F1		MIG1/P1		SP1/A1	.1
Not Rated[d]		Not Rated[d]		Not Rated[d]	4.0
					100.0

†	Based on total investments.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		122,403,622	129,559,157
Cash			169,506
Interest receivable			1,761,742
Receivable for shares of Beneficial Interest subscribed			24,061
Prepaid expenses			14,572
			131,529,038
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			104,490
Payable for shares of Beneficial Interest redeemed			477,376
Accrued expenses			39,488
			621,354
Net Assets ($)			130,907,684
Composition of Net Assets ($):
Paid-in capital			124,937,271
Accumulated net realized gain (loss) on investments			(1,185,122)
Accumulated net unrealized appreciation
(depreciation) on investments			7,155,535
Net Assets ($)			130,907,684

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	123,362,951	505,279	7,039,454
Shares Outstanding	8,132,260	33,255	463,308
Net Asset Value Per Share ($)	15.17	15.19	15.19

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	6,385,974
Expenses:
Management fee—Note 3(a)	707,974
Shareholder servicing costs—Note 3(c)	388,208
Distribution fees—Note 3(b)	55,759
Professional fees	26,732
Registration fees	23,677
Custodian fees—Note 3(c)	19,827
Trustees’ fees and expenses—Note 3(d)	6,777
Prospectus and shareholders’ reports	5,977
Loan commitment fees—Note 2	2,752
Interest expense—Note 2	32
Miscellaneous	28,931
Total Expenses	1,266,646
Less—reduction in fees due to earnings credits—Note 1(b)	(137)
Net Expenses	1,266,509
Investment Income—Net	5,119,465
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(830,696)
Net unrealized appreciation (depreciation) on investments	5,065,371
Net Realized and Unrealized Gain (Loss) on Investments	4,234,675
Net Increase in Net Assets Resulting from Operations	9,354,140

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	5,119,465	5,002,909
Net realized gain (loss) on investments	(830,696)	(288,856)
Net unrealized appreciation
(depreciation) on investments	5,065,371	(1,413,249)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,354,140	3,300,804
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,829,375)	(4,687,154)
Class B Shares	(33,418)	(114,752)
Class C Shares	(218,408)	(182,171)
Net realized gain on investments:
Class A Shares	—	(479,288)
Class B Shares	—	(10,008)
Class C Shares	—	(22,307)
Total Dividends	(5,081,201)	(5,495,680)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,566,769	19,491,309
Class B Shares	22,304	264,745
Class C Shares	1,456,592	1,387,909
Dividends reinvested:
Class A Shares	3,803,156	3,904,404
Class B Shares	20,478	50,015
Class C Shares	144,240	117,018
Cost of shares redeemed:
Class A Shares	(14,378,461)	(12,449,935)
Class B Shares	(1,299,172)	(3,473,025)
Class C Shares	(834,916)	(269,117)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,500,990	9,023,323
Total Increase (Decrease) in Net Assets	8,773,929	6,828,447
Net Assets ($):
Beginning of Period	122,133,755	115,305,308
End of Period	130,907,684	122,133,755

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	1,039,628	1,345,308
Shares issued for dividends reinvested	253,319	273,982
Shares redeemed	(953,975)	(871,788)
Net Increase (Decrease) in Shares Outstanding	338,972	747,502
Class Ba
Shares sold	1,473	18,736
Shares issued for dividends reinvested	1,365	3,496
Shares redeemed	(86,605)	(241,966)
Net Increase (Decrease) in Shares Outstanding	(83,767)	(219,734)
Class C
Shares sold	96,723	98,153
Shares issued for dividends reinvested	9,589	8,215
Shares redeemed	(55,146)	(19,061)
Net Increase (Decrease) in Shares Outstanding	51,166	87,307

a	During the period ended April 30, 2010, 18,366 Class B shares representing $278,776 were automatically converted to 18,396 Class A shares and during the period ended April 30, 2009, 67,116 Class B shares representing $982,232 were automatically converted to 67,222 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.67	14.96	15.32	15.17	15.42
Investment Operations:
Investment income—net[a]	.60	.63	.64	.64	.64
Net realized and unrealized
gain (loss) on investments	.50	(.24)	(.36)	.17	(.25)
Total from Investment Operations	1.10	.39	.28	.81	.39
Distributions:
Dividends from investment income—net	(.60)	(.62)	(.64)	(.64)	(.64)
Dividends from net realized
gain on investments	—	(.06)	—	(.02)	—
Total Distributions	(.60)	(.68)	(.64)	(.66)	(.64)
Net asset value, end of period	15.17	14.67	14.96	15.32	15.17
Total Return (%)[b]	7.61	2.89	1.86	5.44	2.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.98	1.11	1.10	1.08
Ratio of net expenses
to average net assets	.94[c]	.98[c]	1.10	1.09	1.07
Ratio of interest and expense
related to floating rate notes issued
to average net assets	—	.02	.15	.17	.13
Ratio of net investment income
to average net assets	4.02	4.35	4.21	4.18	4.19
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	123,363	114,357	105,393	103,737	102,510

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.70	14.98	15.35	15.19	15.44
Investment Operations:
Investment income—net[a]	.49	.54	.56	.56	.56
Net realized and unrealized
gain (loss) on investments	.50	(.21)	(.37)	.18	(.24)
Total from Investment Operations	.99	.33	.19	.74	.32
Distributions:
Dividends from investment income—net	(.50)	(.55)	(.56)	(.56)	(.57)
Dividends from net realized
gain on investments	—	(.06)	—	(.02)	—
Total Distributions	(.50)	(.61)	(.56)	(.58)	(.57)
Net asset value, end of period	15.19	14.70	14.98	15.35	15.19
Total Return (%)[b]	6.85	2.41	1.26	4.98	2.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.52	1.62	1.61	1.59
Ratio of net expenses
to average net assets	1.57[c]	1.52[c]	1.61	1.59	1.58
Ratio of interest and expense
related to floating rate notes issued
to average net assets	—	.02	.15	.17	.13
Ratio of net investment income
to average net assets	3.41	3.83	3.70	3.67	3.68
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	505	1,720	5,046	9,088	10,420

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.70	14.98	15.35	15.19	15.44
Investment Operations:
Investment income—net[a]	.49	.51	.52	.53	.53
Net realized and unrealized
gain (loss) on investments	.48	(.21)	(.37)	.18	(.25)
Total from Investment Operations	.97	.30	.15	.71	.28
Distributions:
Dividends from investment income—net	(.48)	(.52)	(.52)	(.53)	(.53)
Dividends from net realized
gain on investments	—	(.06)	—	(.02)	—
Total Distributions	(.48)	(.58)	(.52)	(.55)	(.53)
Net asset value, end of period	15.19	14.70	14.98	15.35	15.19
Total Return (%)[b]	6.72	2.18	1.03	4.72	1.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.75	1.86	1.85	1.83
Ratio of net expenses
to average net assets	1.71[c]	1.75[c]	1.86[c]	1.84	1.82
Ratio of interest and expense
related to floating rate notes issued
to average net assets	—	.02	.15	.17	.13
Ratio of net investment income
to average net assets	3.25	3.57	3.44	3.43	3.43
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	7,039	6,057	4,867	4,148	4,398

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers six series including the Dreyfus Minnesota Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Minnesota state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board ofTrustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	129,559,157	—	129,559,157

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $22,053, accumulated capital losses $1,227,352 and unrealized appreciation $7,212,630. In addition, the fund had $14,865 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $5,081,201 and $4,981,525, ordinary income $0 and $45,652 and long-term capital gains $0 and $468,503, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $38,264 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $2,100, with a related weighted average annualized interest rate of 1.54%.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2010, the Distributor retained $19,169 from commissions earned on sales of the fund’s Class A shares and $12,102 and $117 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $4,945 and $50,814, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $302,396, $2,472 and $16,938, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged

$30,174 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $2,588 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $137.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $19,827 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $59,024, Rule 12b-1 distribution plan fees $4,595, shareholder services plan fees $26,830, custodian fees $4,866, chief compliance officer fees $3,199 and transfer agency per account fees $5,976.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $25,524,829 and $15,853,797, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

At April 30, 2010, the cost of investments for federal income tax purposes was $122,346,527 accordingly; accumulated net unrealized appreciation on investments was $7,212,630, consisting of $7,836,985 gross unrealized appreciation and $624,355 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund at April 30,2010,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Minnesota residents, Minnesota personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since January 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

40

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 41

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Ohio Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Ohio Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by David Belton, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, the Class A, Class B and Class C shares of Dreyfus Ohio Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 8.71%, 8.02% and 7.97%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Ohio, achieved a total return of 8.85% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 9.10% for the reporting period.3

Municipal bonds generally rallied over the reporting period amid an emerging economic recovery and robust demand for a limited supply of tax-exempt securities.The fund’s returns were lower than its benchmark and Lipper category average, primarily due to a relatively short average duration, which limited its participation in the bond market rally.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

inefficiencies in the municipal bond market.We actively trade among various sectors, such as health care, water and sewer, municipal electric or dedicated tax-secured, based on our appraisal of relative values.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. In addition, many states have continued to confront lower-than-projected tax revenues and intensifying demand for government services. Ohio was no exception. Because its economy relies heavily on manufacturing, it was more severely affected by subpar economic conditions than most other states.

Despite these fiscal pressures, municipal bonds generally rallied over the reporting period due to low interest rates and favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought alternatives to low yielding money market funds.

In this climate, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds as investors reached for higher levels of current income in a low interest-rate environment.

Defensive Investment Posture Dampened Fund Returns

The fund benefited over the reporting period from an overweighted position in bonds backed by Ohio’s settlement of litigation with U.S. tobacco companies. Bonds issued by Puerto Rico, whose interest is exempt from Ohio state income taxes, also contributed positively to relative performance. Finally, the fund received strong results from municipal bonds backed by legally dedicated taxes.

In contrast, the fund’s results were undermined to a degree by an average duration that was slightly shorter than industry averages for most of the reporting period. In addition, relative performance was hurt by underweighted exposure to lower-quality bonds, including those issued to finance housing projects and airports. Underweighted positions in

4

general obligation bonds from local governments also weighed on the fund’s results compared to its benchmark and Lipper category average.

Supply-and-Demand Factors May Remain Favorable

We have remained cautious regarding Ohio’s fiscal challenges over the near term.When they are available, we have preferred investments in traditionally defensive market sectors, including higher-quality securities backed by revenues from municipal utilities and water and sewer facilities.

We are more optimistic regarding the long-term prospects of the broader municipal bond market. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could limit the supply of new tax-exempt bonds. Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Ohio municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3.84%	2.12%	4.07%
without sales charge	8.71%	3.06%	4.55%
Class B shares
with applicable redemption charge †	4.02%	2.14%	4.23%
without redemption	8.02%	2.49%	4.23%
Class C shares
with applicable redemption charge ††	6.97%	2.30%	3.78%
without redemption	7.97%	2.30%	3.78%
Barclays Capital Municipal Bond Index	8.85%	4.51%	5.77%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.87	$ 7.57	$ 8.67
Ending value (after expenses)	$1,025.40	$1,023.00	$1,022.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.86	$ 7.55	$ 8.65
Ending value (after expenses)	$1,019.98	$1,017.31	$1,016.22

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.51% for Class B, and 1.73% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—103.4%	Rate (%)	Date	Amount ($)		Value ($)
Ohio—91.8%
Akron,
GO	6.00	12/1/12	1,035,000		1,168,991
Akron,
GO (Insured; National Public
Finance Guarantee Corp.)	5.50	12/1/20	1,460,000	[a]	1,504,004
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.25	9/1/27	2,500,000	[b]	2,586,525
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/16	900,000		895,770
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/21	730,000		684,820
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/25	500,000		449,850
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/30	400,000		332,408
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/35	1,000,000		786,090
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/24	2,500,000		2,309,500
Cincinnati,
EDR (Baldwin 300 Project)	5.00	11/1/28	2,565,000		2,656,622
Cincinnati City School District,
GO School Improvement Bonds
(Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.38	12/1/11	6,560,000	[a,c]	7,058,560
Cincinnati State Technical and
Community College, General
Receipts Bonds (Insured; AMBAC)	5.25	10/1/22	2,375,000		2,422,262
Clermont County,
Hospital Facilities Revenue
(Mercy Health System)
(Insured; AMBAC)	5.63	9/1/16	1,750,000		1,755,355

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Cleveland,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/21	8,000,000	[a]	9,198,560
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.00	12/1/18	2,040,000		2,059,706
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,655,000		3,656,828
Cuyahoga Community College
District, General Receipts Bonds	5.00	8/1/25	2,000,000		2,170,180
Fairfield City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.38	12/1/19	1,860,000	[a]	1,978,649
Fairfield City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.38	12/1/20	1,400,000	[a]	1,489,306
Franklin County,
Hospital Improvement Revenue
(Nationwide Children’s
Hospital Project)	5.00	11/1/34	3,850,000		3,914,064
Franklin County,
HR (Holy Cross Health
System Corporation)	5.80	6/1/16	260,000		260,530
Hamilton County,
EDR (King Highland Community
Urban Redevelopment
Corporation—University of
Cincinnati, Lessee, Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/33	2,000,000	[a]	2,037,720
Hamilton County,
Sales Tax Revenue
(Insured; AMBAC)	0.00	12/1/27	17,940,000	[d]	7,450,303

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Highland Local School District,
GO School Improvement Bonds
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.75	12/1/11	2,020,000	[c]	2,185,478
Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	0.00	12/1/13	1,655,000	[a,d]	1,556,743
Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	0.00	12/1/14	1,655,000	[a,d]	1,505,024
Kent State University,
General Receipts Bonds
(A State University of Ohio)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/25	2,000,000		2,139,040
Kent State University,
General Receipts Bonds (A
State University of Ohio)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/29	1,000,000		1,041,190
Lebanon City School District,
GO (School Facilities
Construction and Improvement)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.50	12/1/11	4,050,000	[c]	4,365,819
Mason City School District,
GO Unlimited Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.25	12/1/31	5,000,000		5,881,750
Massillon City School District,
GO (Various Purpose
Improvement) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/25	1,150,000	[a]	1,170,873
Milford Exempt Village School
District, GO School
Improvement Bonds (Insured;
Assured Guaranty Municipal
Corp.) (Prerefunded)	6.00	12/1/11	1,910,000	[c]	2,071,853

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,500,000		2,644,200
New Albany Community Authority,
Community Facilities Revenue
(Insured; AMBAC)	5.20	10/1/24	2,000,000		2,041,260
Ohio,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	3/15/20	15,520,000	[e,f]	16,314,546
Ohio,
PCR (Standard Oil Company
Project) (Guaranteed; British
Petroleum Company PLC)	6.75	12/1/15	2,700,000		3,314,169
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Kenyon
College Project)	5.00	7/1/41	2,000,000		2,006,180
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier
University Project) (Insured;
FGIC) (Prerefunded)	5.00	5/1/13	2,000,000	[c]	2,218,600
Ohio Higher Educational Facility
Commission, HR (Cleveland Clinic
Health System Obligated Group)	5.50	1/1/43	3,000,000		3,121,500
Ohio State University,
General Receipts Bonds	5.25	6/1/23	2,625,000		2,860,016
Ohio Turnpike Commission,
Turnpike Revenue,
Highway Improvements	5.50	2/15/26	3,565,000		3,608,529
Ohio Turnpike Commission,
Turnpike Revenue, Highway
Improvements (Prerefunded)	5.50	2/15/11	1,000,000	[c]	1,041,000
Ohio Water Development Authority,
Water Pollution Control Loan Fund
Revenue (Water Quality Series)	5.00	12/1/23	2,000,000		2,250,620
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.30	2/15/24	2,215,000		1,583,725

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.40	2/15/34	2,500,000		1,619,525
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.50	2/1/25	2,145,000	[f]	1,719,990
Richland County,
GO (Correctional Facilities
Bonds) (Insured; Assured
Guaranty Municipal Corp.)	6.00	12/1/28	400,000		449,900
Strongsville,
GO Library Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.50	12/1/20	1,700,000	[a]	1,811,758
Summit County Port Authority,
Development Revenue
(Bond Fund Program-Twinsburg
Township Project)	5.13	5/15/25	480,000		412,080
Summit County Port Authority,
Revenue (Civic Theatre
Project) (Insured; AMBAC)	5.50	12/1/26	1,000,000		923,180
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Midwest Terminals Project)	6.00	11/15/27	1,720,000		1,585,152
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Toledo Express Airport Project)	6.38	11/15/32	2,425,000		2,308,794
University of Cincinnati,
General Receipts Bonds
(Insured; FGIC) (Prerefunded)	5.75	6/1/11	1,000,000	[c]	1,067,060
University of Cincinnati,
General Receipts Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/21	3,040,000	[a]	3,104,570

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Warren,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	11/1/15	1,450,000	[a]	1,562,259
West Muskingum Local School
District, GO (School
Facilities Construction and
Improvement) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/30	2,945,000	[a]	2,863,718
Youngstown,
GO Pension Bonds (Insured;
AMBAC) (Prerefunded)	5.38	12/1/10	2,000,000	[c]	2,080,020
U.S. Related—11.6%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,500,000	[d]	470,625
Government of Guam,
GO	6.75	11/15/29	500,000		534,040
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	900,000		889,776
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/17	1,000,000		1,066,560
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	2,500,000		2,574,350
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/15	1,000,000	[a]	1,136,070
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/23	2,000,000	[a]	2,045,140

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Highways and
Transportation Authority, Highway
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.50	7/1/31	3,370,000	3,685,904
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,034,830
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	1,750,000	1,898,453
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	6.38	10/1/19	3,000,000	3,054,690

Total Investments (cost $159,048,513)			103.4%	163,647,162

Liabilities, Less Cash and Receivables			(3.4%)	(5,423,993)

Net Assets			100.0%	158,223,169

a At April 30, 2010, 25.3% of the fund’s net assets are insured by National Public Finance Guarantee Corp.
b Purchased on a delayed delivery basis.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Collateral for floating rate borrowings.
f Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities had a total market value of $18,034,536 or 11.4% of net assets.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	21.3
AA		Aa		AA	41.9
A		A		A	13.0
BBB		Baa		BBB	7.3
BB		Ba		BB	.6
B		B		B	.3
Not Rated[g]		Not Rated[g]		Not Rated[g]	15.6
					100.0

†	Based on total investments.
g	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		159,048,513	163,647,162
Cash			2,531,803
Interest receivable			2,668,316
Receivable for shares of Beneficial Interest subscribed			8,508
Prepaid expenses			15,850
			168,871,639
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			125,031
Payable for floating rate notes issued—Note 4			7,760,000
Payable for investment securities purchased			2,584,400
Payable for shares of Beneficial Interest redeemed			115,064
Interest and expense payable related
to floating rate notes issued—Note 4			9,659
Accrued expenses			54,316
			10,648,470
Net Assets ($)			158,223,169
Composition of Net Assets ($):
Paid-in capital			159,065,583
Accumulated net realized gain (loss) on investments			(5,441,063)
Accumulated net unrealized appreciation
(depreciation) on investments			4,598,649
Net Assets ($)			158,223,169

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	150,005,943	672,598	7,544,628
Shares Outstanding	12,506,498	56,087	627,912
Net Asset Value Per Share ($)	11.99	11.99	12.02
See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	8,715,500
Expenses:
Management fee—Note 3(a)	881,249
Shareholder servicing costs—Note 3(c)	481,240
Interest and expense related to floating rate notes issued—Note 4	66,719
Distribution fees—Note 3(b)	61,410
Professional fees	29,275
Custodian fees—Note 3(c)	21,815
Registration fees	20,928
Prospectus and shareholders’ reports	13,303
Trustees’ fees and expenses—Note 3(d)	8,902
Loan commitment fees—Note 2	3,506
Interest expense—Note 2	61
Miscellaneous	29,987
Total Expenses	1,618,395
Less—reduction in fees due to earnings credits—Note 1(b)	(221)
Net Expenses	1,618,174
Investment Income—Net	7,097,326
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,740,408)
Net unrealized appreciation (depreciation) on investments	8,022,650
Net Realized and Unrealized Gain (Loss) on Investments	6,282,242
Net Increase in Net Assets Resulting from Operations	13,379,568

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	7,097,326	7,689,980
Net realized gain (loss) on investments	(1,740,408)	(1,832,677)
Net unrealized appreciation
(depreciation) on investments	8,022,650	(8,333,339)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,379,568	(2,476,036)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,750,433)	(7,252,063)
Class B Shares	(46,349)	(148,499)
Class C Shares	(272,602)	(279,894)
Total Dividends	(7,069,384)	(7,680,456)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,324,952	8,602,106
Class B Shares	4,292	30,149
Class C Shares	613,878	385,666
Dividends reinvested:
Class A Shares	5,256,051	5,036,862
Class B Shares	31,264	99,796
Class C Shares	211,477	202,030
Cost of shares redeemed:
Class A Shares	(16,552,034)	(21,876,760)
Class B Shares	(1,372,868)	(4,253,513)
Class C Shares	(609,266)	(927,784)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,092,254)	(12,701,448)
Total Increase (Decrease) in Net Assets	(782,070)	(22,857,940)
Net Assets ($):
Beginning of Period	159,005,239	181,863,179
End of Period	158,223,169	159,005,239

20

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	450,584	735,974
Shares issued for dividends reinvested	442,202	436,180
Shares redeemed	(1,392,680)	(1,905,065)
Net Increase (Decrease) in Shares Outstanding	(499,894)	(732,911)
Class Ba
Shares sold	362	2,529
Shares issued for dividends reinvested	2,640	8,567
Shares redeemed	(116,359)	(363,886)
Net Increase (Decrease) in Shares Outstanding	(113,357)	(352,790)
Class C
Shares sold	51,612	33,226
Shares issued for dividends reinvested	17,755	17,456
Shares redeemed	(51,147)	(79,370)
Net Increase (Decrease) in Shares Outstanding	18,220	(28,688)

a	During the period ended April 30, 2010, 60,353 Class B shares representing $709,409 were automatically converted to 60,353 Class A shares and during the period ended April 30, 2009, 203,425 Class B shares representing $2,391,540 were automatically converted to 203,494 Class A shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.53	12.20	12.63	12.50	12.78
Investment Operations:
Investment income—net[a]	.53	.54	.52	.51	.52
Net realized and unrealized
gain (loss) on investments	.46	(.67)	(.43)	.13	(.28)
Total from Investment Operations	.99	(.13)	.09	.64	.24
Distributions:
Dividends from investment income—net	(.53)	(.54)	(.52)	(.51)	(.52)
Net asset value, end of period	11.99	11.53	12.20	12.63	12.50
Total Return (%)[b]	8.71	(1.00)	.74	5.22	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	1.06	1.07	1.05	1.02
Ratio of net expenses
to average net assets	.97[c]	1.06[c]	1.06	1.03	1.02[c]
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income
to average net assets	4.47	4.64	4.19	4.07	4.12
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	150,006	150,007	167,683	183,157	184,312

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.53	12.21	12.63	12.50	12.78
Investment Operations:
Investment income—net[a]	.44	.45	.45	.44	.46
Net realized and unrealized
gain (loss) on investments	.47	(.66)	(.42)	.14	(.28)
Total from Investment Operations	.91	(.21)	.03	.58	.18
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.45)	(.45)	(.46)
Net asset value, end of period	11.99	11.53	12.21	12.63	12.50
Total Return (%)[b]	8.02	(1.66)	.28	4.68	1.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.62	1.61	1.57	1.53
Ratio of net expenses
to average net assets	1.56[c]	1.62[c]	1.60	1.55	1.53[c]
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income
to average net assets	3.86	4.00	3.64	3.55	3.61
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	673	1,954	6,375	14,720	22,108

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.55	12.23	12.65	12.52	12.80
Investment Operations:
Investment income—net[a]	.44	.45	.43	.42	.43
Net realized and unrealized
gain (loss) on investments	.47	(.68)	(.42)	.13	(.28)
Total from Investment Operations	.91	(.23)	.01	.55	.15
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.43)	(.42)	(.43)
Net asset value, end of period	12.02	11.55	12.23	12.65	12.52
Total Return (%)[b]	7.97	(1.82)	.07	4.42	1.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.82	1.83	1.81	1.78
Ratio of net expenses
to average net assets	1.73[c]	1.81	1.83[c]	1.79	1.77
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income
to average net assets	3.71	3.88	3.43	3.31	3.36
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	7,545	7,044	7,805	9,053	9,939

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company currently offering six series, including the Dreyfus Ohio Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Ohio state income tax, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

26

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	163,647,162	—	163,647,162

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

28

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30,2010,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $54,308, accumulated capital losses $5,476,768 and unrealized appreciation $4,634,354.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $1,424,574 of the carryover expires in fiscal 2012, $387,374 expires in fiscal 2013,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

$91,735 expires in fiscal 2016, $197,779 expires in fiscal 2017 and $3,375,306 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $7,069,384 and $7,678,995 and ordinary income $0 and $1,461, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $27,942 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $4,400 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

30

During the period ended April 30, 2010, the Distributor retained $5,380 from commissions earned on sales of the fund’s Class A shares and $3,915 and $116 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $6,031 and $55,379, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $379,092, $3,016 and $18,460, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $44,302 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $4,124 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $221.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $21,815 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $71,149, Rule 12b-1 distribution plan fees $4,914, shareholder services plan fees $32,340, custodian fees $5,422, chief compliance officer fees $3,199 and transfer agent per account fees $8,007.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $25,813,336 and $29,610,976, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

32

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2010, was approximately $7,760,000, with a related weighted average annualized interest rate of .86%.

At April 30, 2010, the cost of investments for federal income tax purposes was $151,252,808; accordingly, accumulated net unrealized appreciation on investments was $4,634,354, consisting of $8,425,920 gross unrealized appreciation and $3,791,566 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

ANNUAL REPORT April 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Important Tax Information
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Pennsylvania Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2009, through April 30, 2010.

Municipal bonds continued to post positive overall performance during the reporting period as supply-and-demand factors proved favorable and the economic recovery made headway. Riskier segments of the tax-exempt bond market,such as lower-rated corporate-backed issues,ranked among the market’s leaders. In contrast, AAA-rated securities generally lagged market averages as investors favored higher-yielding investments.

Given the recent credit concerns which have dampened the taxable bond markets, as well as the favorable current after-tax yield spreads of municipals versus their taxable counterparts, municipal securities still appear to make sense for the average investor.We believe that a long-term, well-balanced asset allocation strategy including a consideration for tax-sensitive fixed income instruments can help cushion the volatility of the collective financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by Steven Harvey, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, the Class A, Class B, Class C and Class Z shares of Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 8.85%, 8.03%, 8.03% and 9.10%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Pennsylvania, achieved a total return of 8.85% for the same period.2 In addition, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category,and the average total return for all funds reported in this Lipper category was 11.38% for the reporting period.3

Municipal bonds generally rallied over the reporting period amid an emerging economic recovery, mending credit markets and robust demand for a limited supply of tax-exempt securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania state personal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. Unemployment rates have remained stubbornly high despite an increase in manufacturing activity and an apparent bottoming of housing prices. In addition, many states and municipalities have continued to confront lower-than-projected tax revenues and intensifying demand for government services.While Pennsylvania was no exception to the difficult fiscal environment, its conservative fiscal management policies helped it weather these challenges better than many other states.

Despite these fiscal pressures, the municipal bond market generally rallied over the reporting period as the recovering economy bolstered market sentiment and investors sought higher levels of current income in a low interest-rate environment. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market.Meanwhile,demand intensified as investors sought alternatives to low yielding money market funds.

In this climate, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds, while higher-quality securities generally lagged market averages.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its core holdings of seasoned municipal bonds, which carried higher yields than are available from comparable investments in today’s marketplace. The fund’s holdings of lower-rated securities fared particularly well, including bonds issued to finance health care facilities. In addition, underweighted exposure to escrowed bonds, for which money has been set aside for early redemption, helped the fund avoid the brunt of relative weakness among such securities.

4

However, the fund’s results were dampened by our focus on municipal bonds with double-A and triple-A credit ratings, which trailed market averages.We focused primarily on higher-quality bonds backed by revenues from essential services such as airports, highways, water facilities and sewer facilities. Conversely, we found fewer opportunities among bonds backed by general tax revenues.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to stay at robust levels as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/10

	Inception				From
	Date	1 Year	5 Years	10 Years Inception
Class A shares
with maximum sales charge (4.5%)	7/30/87	3.95%	2.84%	4.47%	—
without sales charge	7/30/87	8.85%	3.78%	4.95%	—
Class B shares
with applicable redemption charge †	1/15/93	4.03%	2.83%	4.63%	—
without redemption	1/15/93	8.03%	3.18%	4.63%	—
Class C shares
with applicable redemption charge ††	8/15/95	7.03%	3.02%	4.18%	—
without redemption	8/15/95	8.03%	3.02%	4.18%	—
Class Z shares	11/29/07	9.10%	—	—	4.42%
Barclays Capital
Municipal Bond Index†††	11/30/07	8.85%	4.51%	5.77%	5.25%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of the month end 11/30/07 is used as the beginning value on 11/29/07 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.63	$ 7.73	$ 8.34	$ 3.52
Ending value (after expenses)	$1,029.00	$1,025.40	$1,025.80	$1,030.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.61	$ 7.70	$ 8.30	$ 3.51
Ending value (after expenses)	$1,020.23	$1,017.16	$1,016.56	$1,021.32

† Expenses are equal to the fund’s annualized expense ration of .92% for Class A, 1.54% for Class B, 1.66% for Class C and .70% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—90.3%
Allegheny County Hospital
Development Authority, HR
(South Hills Health System)	5.13	5/1/29	1,100,000	964,590
Allegheny County Sanitary
Authority, Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	12/1/19	1,900,000	1,940,052
Bethel Park School District,
GO	5.00	8/1/29	3,000,000	3,126,150
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Lutheran Care Center
Project) (Collateralized; GNMA)	5.80	4/20/29	5,555,000	5,720,095
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.00	7/1/23	475,000	460,261
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.25	7/1/33	880,000	823,838
Centre County Hospital Authority,
HR (Mount Nittany Medical
Center Project) (Insured; Assured
Guaranty Municipal Corp.)	6.13	11/15/39	2,000,000	2,087,960
Charleroi Area School Authority,
School Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	10/1/20	2,000,000 [a]	1,272,380
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	1,600,000	1,475,600
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/25	2,195,000	2,264,208
Cumberland County Municipal
Authority, College Revenue
(Messiah College)
(Insured; AMBAC)	5.13	10/1/15	45,000	45,154

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Cumberland County Municipal
Authority, Revenue
(Presbyterian Homes
Obligated Group Project)	5.35	1/1/20	515,000		515,463
Cumberland County Municipal
Authority, Revenue
(Presbyterian Homes
Obligated Group Project)	5.45	1/1/21	885,000		886,230
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	3,000,000		2,497,320
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania, Inc. Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/1/37	5,165,000		4,949,206
Erie Higher Education Building
Authority, College Revenue
(Mercyhurst College Project)	5.35	3/15/28	1,000,000		1,029,860
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000		1,745,640
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/16	1,000,000	[a]	698,050
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	5/1/18	2,750,000	[a]	1,708,107
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/18	2,750,000	[a]	1,649,863
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/19	2,750,000	[a]	1,534,418

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	5/1/20	2,750,000	[a]	1,486,293
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/20	2,500,000	[a]	1,306,925
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	2,915,000	[a]	1,903,932
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/12	750,000		774,833
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/22	1,455,000		1,462,479
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/1/15	1,035,000		1,070,904
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/1/16	50,000		51,241
Mount Lebanon School District,
GO	5.00	2/15/28	1,470,000		1,595,567
Neshaminy School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	4/15/16	1,250,000		1,363,863
Norristown,
GO (Insured; Radian)	0.00	12/15/11	1,465,000	[a]	1,417,358
Norristown,
GO (Insured; Radian)	0.00	12/15/13	735,000	[a]	663,315
North Allegheny School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	5/1/15	1,625,000		1,784,721
North Allegheny School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.05	11/1/21	1,455,000		1,535,374

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Northampton County Industrial
Development Authority, Mortgage
Revenue (Moravian Hall Square
Project) (Insured; Radian)	5.00	7/1/17	1,890,000		1,869,701
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000		1,048,690
Pennsylvania Finance Authority,
Guaranteed Revenue
(Penn Hills Project)
(Insured; FGIC) (Prerefunded)	5.45	12/1/10	445,000	[b]	458,555
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/1/13	1,105,000		1,107,199
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	5.45	12/1/19	2,170,000		2,181,805
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/22	1,200,000	[a]	664,788
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/23	3,790,000	[a]	1,974,363
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/24	3,790,000	[a]	1,857,593
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/25	3,790,000	[a]	1,749,957
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Carnegie Mellon University)	5.00	8/1/21	3,000,000		3,369,780

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	2,000,000	1,950,100
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Thomas Jefferson University)	5.00	3/1/40	1,000,000	1,029,700
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000	2,791,750
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)
(Prerefunded)	6.00	1/15/11	1,995,000 [b]	2,093,593
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)
(Prerefunded)	6.00	1/15/11	1,580,000 [b]	1,658,084
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)
(Prerefunded)	6.00	1/15/11	5,000,000 [b]	5,247,100
Pennsylvania Housing Finance
Agency, Capital Fund Securitization
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	12/1/25	2,285,000	2,361,296
Pennsylvania Housing Finance
Agency, SFMR	5.10	10/1/20	1,380,000	1,394,007
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/25	830,000	827,269
Pennsylvania Housing Finance
Agency, SFMR	4.60	10/1/27	5,000,000	4,836,800
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/31	3,000,000	2,947,050
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/34	1,000,000	1,011,140

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/37	2,060,000	1,924,555
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	1,000,000	1,100,670
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	4,325,000	4,363,709
Pennsylvania Turnpike
Commission, Turnpike
Revenue (Insured; AMBAC)	5.00	12/1/22	1,815,000	1,940,634
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.25	6/1/39	3,530,000	3,658,880
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/28	3,000,000	3,369,060
Philadelphia,
Airport Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	6/15/11	2,155,000	2,244,433
Philadelphia,
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	6/15/25	510,000	502,523
Philadelphia,
Gas Works Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.50	7/1/15	1,550,000	1,557,750
Philadelphia,
Gas Works Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.25	8/1/22	2,000,000	2,099,520
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	1,500,000	1,614,135
Philadelphia,
GO (Insured; XLCA)	5.25	2/15/14	2,000,000	2,105,720
Philadelphia,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.60	8/1/18	800,000	923,752

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Philadelphia Authority for
Industrial Development,
Revenue (Independence
Charter School Project)	5.50	9/15/37	1,700,000	1,497,462
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers
Charter School Project)	5.15	5/1/27	1,230,000	1,092,609
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers
Charter School Project)	5.25	5/1/37	1,715,000	1,457,253
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	4,500,000	4,514,985
Philadelphia Housing Authority,
Capital Fund Program Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/21	1,685,000	1,740,268
Philadelphia Municipal Authority,
LR (Insured; Assured Guaranty
Municipal Corp.)	5.25	11/15/15	2,115,000	2,308,607
Philadelphia Redevelopment
Authority, Revenue (Philadelphia
Neighborhood Transformation
Initiative) (Insured; National
Public Finance Guarantee Corp.)	5.50	4/15/18	3,600,000	3,755,628
Philadelphia School District,
GO	6.00	9/1/38	1,000,000	1,075,880
Pittsburgh Urban Redevelopment
Authority, MFHR (West Park Court
Project) (Collateralized; GNMA)	4.90	11/20/47	1,280,000	1,228,467
Sayre Health Care Facilities Authority,
Revenue (Guthrie Health Issue)	6.25	12/1/13	470,000	498,524
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	250,000	263,675

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/21	1,165,000		1,191,282
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue) (Prerefunded)	5.75	12/1/11	3,585,000	[b]	3,905,212
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue) (Prerefunded)	5.85	12/1/11	1,500,000	[b]	1,636,335
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue) (Prerefunded)	6.25	12/1/11	750,000	[b]	822,893
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group)	5.00	11/1/14	1,495,000		1,498,364
Scranton School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	4/1/18	1,390,000		1,412,198
Scranton School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	4/1/19	2,710,000		2,748,726
Spring-Ford Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/21	1,015,000		1,081,757
State Public School Building
Authority, Community College
Revenue (Community College of
Philadelphia Project)	6.00	6/15/28	3,000,000		3,256,020
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; National Public
Finance Guarantee Corp.)	5.25	5/15/17	1,055,000		1,130,411
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; National Public
Finance Guarantee Corp.)	5.25	5/15/18	1,110,000		1,160,827

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/25	3,360,000	3,516,878
State Public School Building
Authority, School Revenue
(York School District Project)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/18	545,000	587,145
Susquehanna Area Regional Airport
Authority, Airport System Revenue	6.50	1/1/38	1,625,000	1,608,750
University Area Joint Authority,
Sewer Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	11/1/17	1,660,000	1,688,336
University Area Joint Authority,
Sewer Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	11/1/18	2,010,000	2,037,859
University of Pittsburgh of the
Commonwealth System of Higher
Education, GO (University
Capital Project)	5.00	9/15/35	1,000,000	1,064,210
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	3,000,000	3,003,870
Wayne Memorial Hospital and Health
Facilities Authority, County
Guaranteed HR (Wayne Memorial
Hospital Project) (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/1/16	2,135,000	2,182,611
West Mifflin Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/22	710,000	757,804
Wilson Area School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.13	3/15/16	1,300,000	1,411,241

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—8.5%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	320,000	321,686
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	1,024,400
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	2,500,000	2,609,550
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/23	1,000,000	1,018,370
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	3,000,000	2,968,020
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/27	1,000,000	1,064,930
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/26	1,000,000	1,022,290
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,185,000	1,220,242
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	1,522,335
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	1,500,000	1,627,245
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	2,500,000	2,832,275

Total Investments (cost $194,010,038)			98.8%	200,014,341

Cash and Receivables (Net)			1.2%	2,349,804

Net Assets			100.0%	202,364,145

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

18

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	27.6
AA		Aa		AA	30.4
A		A		A	25.1
BBB		Baa		BBB	11.2
BB		Ba		BB	1.4
Not Rated[c]		Not Rated[c]		Not Rated[c]	4.3
					100.0

†	Based on total investments.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		194,010,038		200,014,341
Cash				6,006
Interest receivable				2,832,270
Receivable for shares of Beneficial Interest subscribed				68,653
Prepaid expenses				16,288
				202,937,558
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				148,929
Payable for shares of Beneficial Interest redeemed				361,366
Accrued expenses				63,118
				573,413
Net Assets ($)				202,364,145
Composition of Net Assets ($):
Paid-in capital				198,825,486
Accumulated net realized gain (loss) on investments				(2,465,644)
Accumulated net unrealized appreciation
(depreciation) on investments				6,004,303
Net Assets ($)				202,364,145

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	137,968,918	1,133,978	6,086,748	57,174,501
Shares Outstanding	8,644,477	71,122	381,206	3,582,791
Net Asset Value Per Share ($)	15.96	15.94	15.97	15.96

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	10,246,853
Expenses:
Management fee—Note 3(a)	1,102,561
Shareholder servicing costs—Note 3(c)	520,409
Distribution fees—Note 3(b)	51,776
Custodian fees—Note 3(c)	30,253
Registration fees	24,722
Prospectus and shareholders’ reports	21,341
Professional fees	10,746
Trustees’ fees and expenses—Note 3(d)	9,305
Loan commitment fees—Note 2	4,293
Miscellaneous	35,713
Total Expenses	1,811,119
Less—reduction in expenses
due to undertaking—Note 3(a)	(4,668)
Less—reduction in fees due to
earnings credits—Note 1(b)	(400)
Net Expenses	1,806,051
Investment Income—Net	8,440,802
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	904,596
Net unrealized appreciation (depreciation) on investments	7,579,779
Net Realized and Unrealized Gain (Loss) on Investments	8,484,375
Net Increase in Net Assets Resulting from Operations	16,925,177

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	8,440,802	8,399,168
Net realized gain (loss) on investments	904,596	(133,300)
Net unrealized appreciation
(depreciation) on investments	7,579,779	(5,268,178)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,925,177	2,997,690
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,627,304)	(5,547,791)
Class B Shares	(57,555)	(133,434)
Class C Shares	(195,482)	(142,447)
Class Z Shares	(2,486,087)	(2,518,863)
Total Dividends	(8,366,428)	(8,342,535)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,556,534	8,585,182
Class B Shares	26,937	47,659
Class C Shares	1,473,903	1,456,834
Class Z Shares	2,860,050	1,920,609
Dividends reinvested:
Class A Shares	4,175,141	3,820,558
Class B Shares	47,662	99,889
Class C Shares	153,397	105,231
Class Z Shares	1,983,310	2,014,836
Cost of shares redeemed:
Class A Shares	(14,148,812)	(16,320,684)
Class B Shares	(1,500,561)	(2,893,459)
Class C Shares	(759,400)	(387,728)
Class Z Shares	(5,778,385)	(8,794,231)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	89,776	(10,345,304)
Total Increase (Decrease) in Net Assets	8,648,525	(15,690,149)
Net Assets ($):
Beginning of Period	193,715,620	209,405,769
End of Period	202,364,145	193,715,620

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	731,302	567,056
Shares issued for dividends reinvested	264,558	253,024
Shares redeemed	(898,107)	(1,083,373)
Net Increase (Decrease) in Shares Outstanding	97,753	(263,293)
Class Ba
Shares sold	1,697	3,213
Shares issued for dividends reinvested	3,032	6,597
Shares redeemed	(95,588)	(191,136)
Net Increase (Decrease) in Shares Outstanding	(90,859)	(181,326)
Class C
Shares sold	93,647	96,956
Shares issued for dividends reinvested	9,711	6,970
Shares redeemed	(48,056)	(25,170)
Net Increase (Decrease) in Shares Outstanding	55,302	78,756
Class Z
Shares sold	181,097	126,743
Shares issued for dividends reinvested	125,751	133,383
Shares redeemed	(365,971)	(581,781)
Net Increase (Decrease) in Shares Outstanding	(59,123)	(321,655)

a	During the period ended April 30, 2010, 52,127 Class B shares representing $816,669 were automatically converted to 52,086 Class A shares and during the period ended April 30, 2009, 131,176 Class B shares representing $2,001,505 were automatically converted to 131,068 Class A shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.28	15.67	16.19	15.88	16.19
Investment Operations:
Investment income—net[a]	.66	.65	.64	.62	.62
Net realized and unrealized
gain (loss) on investments	.67	(.40)	(.53)	.31	(.31)
Total from Investment Operations	1.33	.25	.11	.93	.31
Distributions:
Dividends from investment income—net	(.65)	(.64)	(.63)	(.62)	(.62)
Net asset value, end of period	15.96	15.28	15.67	16.19	15.88
Total Return (%)[b]	8.85	1.75	.71	5.95	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.96	.99	.94	.94
Ratio of net expenses
to average net assets	.94[c]	.96[c]	.98	.94	.94[c]
Ratio of net investment income
to average net assets	4.17	4.27	4.02	3.87	3.82
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	137,969	130,611	138,054	145,897	147,733

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.27	15.66	16.18	15.87	16.18
Investment Operations:
Investment income—net[a]	.53	.54	.53	.54	.53
Net realized and unrealized
gain (loss) on investments	.68	(.38)	(.51)	.31	(.31)
Total from Investment Operations	1.21	.16	.02	.85	.22
Distributions:
Dividends from investment income—net	(.54)	(.55)	(.54)	(.54)	(.53)
Net asset value, end of period	15.94	15.27	15.66	16.18	15.87
Total Return (%)[b]	8.03	1.16	.15	5.41	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.55	1.56	1.45	1.46
Ratio of net expenses
to average net assets	1.56[c]	1.54	1.55	1.45	1.46[c]
Ratio of net investment income
to average net assets	3.49	3.67	3.47	3.35	3.30
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	1,134	2,474	5,375	12,886	21,799

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

26

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.29	15.68	16.20	15.89	16.20
Investment Operations:
Investment income—net[a]	.54	.53	.52	.50	.50
Net realized and unrealized
gain (loss) on investments	.67	(.39)	(.53)	.31	(.31)
Total from Investment Operations	1.21	.14	(.01)	.81	.19
Distributions:
Dividends from investment income—net	(.53)	(.53)	(.51)	(.50)	(.50)
Net asset value, end of period	15.97	15.29	15.68	16.20	15.89
Total Return (%)[b]	8.03	1.00	(.04)	5.18	1.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.70	1.73	1.67	1.68
Ratio of net expenses
to average net assets	1.69[c]	1.69	1.72	1.67	1.68[c]
Ratio of net investment income
to average net assets	3.41	3.54	3.27	3.13	3.08
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	6,087	4,983	3,875	3,599	2,932

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.28	15.67	15.98
Investment Operations:
Investment income—net[b]	.69	.68	.29
Net realized and unrealized
gain (loss) on investments	.68	(.40)	(.32)
Total from Investment Operations	1.37	.28	(.03)
Distributions:
Dividends from investment income—net	(.69)	(.67)	(.28)
Net asset value, end of period	15.96	15.28	15.67
Total Return (%)	9.10	1.96	(.18)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.78	.78[d]
Ratio of net expenses to average net assets	.72[e]	.77	.77[d]
Ratio of net investment income
to average net assets	4.40	4.48	4.37[d]
Portfolio Turnover Rate	10.93	16.60	15.47
Net Assets, end of period ($ x 1,000)	57,175	55,649	62,102

a	From November 29, 2007 (commencement of intial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers six series including the Dreyfus Pennsylvania Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Pennsylvania state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of a Dreyfus-managed fund, as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values

30

from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	200,014,341	—	200,014,341

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

32

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30,2010,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $179,564, accumulated capital losses $2,789,084 and unrealized appreciation $6,327,743.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $2,643,096 of the carryover expires in fiscal 2013, $38,932 expires in fiscal 2014 and $107,056 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $8,366,428 and $8,331,189 and ordinary income $0 and $11,346, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $74,374 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2010, the fund did not borrow under the Facilities.

34

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Manager voluntarily agreed from May 1, 2009 through April 30, 2010, to reimburse a portion of the expenses of Class Z shares to the extent Class Z shares total operating expenses exceed .80% of the value of Class Z shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $4,668 during the period ended April 30, 2010.

During the period ended April 30, 2010, the Distributor retained $8,973 from commissions earned on sales of the fund’s Class A shares and $579 and $1,818 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $8,337 and $43,439, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make pay-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

ments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $340,103, $4,169 and $14,480, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses for providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2010, Class Z shares were charged $23,829 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $74,364 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $7,479 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $400.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $30,253 pursuant to the custody agreement.

36

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,212, Rule 12b-1 distribution plan fees $4,219, shareholder services plan fees $29,796, custodian fees $8,376, chief compliance officer fees $3,199 and transfer agent per account fees $12,127.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $22,807,591 and $21,455,442, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010. These disclosures did not impact the notes to the financial statements.

At April 30, 2010, the cost of investments for federal income tax purposes was $193,686,598; accordingly, accumulated net unrealized appreciation on investments was $6,327,743, consisting of $8,990,650 gross unrealized appreciation and $2,662,907 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Fund 39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $212,901 in 2009 and $141,930 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $94,968 in 2009 and $32,292 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $28,674 in 2009 and $21,304 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

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(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $400 in 2009 and $0 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,957,657 in 2009 and $27,572,994 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

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Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus State Municipal Bond Funds

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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